UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
Alight, Inc.

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
2025 Proxy
Statement
Alight Benefits
Advantage
TM
OUR VALUES
Champion
people
Grow with
purpose
Be Alight
Be empathetic.
Help create a place where everyone belongs.
We win together.
Be inspired by our higher calling of improving lives.
Fail forward and choose progress over perfection.
We are brave, show grit and grow our whole selves.
Be a beacon and empower others.
Act with integrity and be real.
We find ways to make meaningful connections.

Letter to Stockholders
April 22, 2025
DEAR FELLOW ALIGHT STOCKHOLDERS,
Thank you for your support of Alight. On behalf of the entire Board of Directors, we invite you to attend Alight’s 2025 annual meeting of stockholders, scheduled to be held on June 4, 2025 at 1:00 p.m. Central Time in a virtual meeting format, via a live webcast. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting.
Also included are a proxy card and postage-paid return envelope.
By any measure, 2024 was a pivotal year for the company.
We completed our strategic repositioning and are pleased to report that we executed on several initiatives that have collectively reset Alight’s foundation, placing us on a path toward sustainable growth and enhanced stockholder value. Achievements included the completion of our cloud migration, the strategic divestiture of our Payroll and Professional Services business, and the evolution of our leadership structure.
Together, these steps have simplified our business model and strengthened our position as a technology-enabled employee benefits services company, and we can now look ahead with renewed vigor and a clear focus on core strengths.
We closed the year with solid results that demonstrated increasing operational momentum, highlighted by sequential recurring revenue improvement, robust cash flow, strong bookings and billions of dollars in revenue already placed under contract over the next several years.
We also substantially reduced our debt during the year, strengthening our balance sheet and overall financial flexibility.
In addition, the growing strength of our business and cash flow profile enabled us to initiate a quarterly cash dividend program and increase our share repurchase authorization, highlighting our commitment to returning capital to stockholders as a key element of our capital allocation philosophy.
As part of our ongoing commitment to governance excellence and reflecting the new chapter for Alight, we have recently refreshed our Board of
Directors. I’d like to share my deep appreciation for our prior Board members who played a critical role guiding Alight through its early evolution as a public company. In their place, industry veterans Russ Fradin, Rob Schriesheim, Bob Lopes and Mike Hayes will provide a fresh perspective coupled with their strong leadership skills and client-centric perspectives that align with our strategic direction. Russ serves as our new chairperson, while we continue to benefit from Bill Foley’s invaluable presence on our Board. These individuals complement our new executive leadership team and will help propel Alight toward our next phase of growth.
What gives us the greatest confidence is our recent strong execution with bookings growth and stronger renewals, both grounded in delivering innovative solutions and service excellence. We are committed to continuing this momentum and further enhancing Alight’s value proposition for both clients and stockholders.
Looking ahead, we expect that 2025 will be a year marked by steady progress and strong execution while navigating the evolving global and geopolitical environment, as we position the company for sustainable, profitable growth.
I am deeply honored to be leading this great company, and on behalf of everyone at Alight, express our sincere appreciation for your ongoing interest and support.
Sincerely,
David D. Guilmette, Director, Vice Chair and Chief Executive Officer

Notice of Annual Meeting of Stockholders
ALIGHT, INC.
Notice of Annual
Meeting of Stockholders
The 2025 annual meeting of stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”)
of Alight, Inc. (the “Company”) will be held virtually on June 4, 2025 at 1:00 p.m. Central Time.
DATE AND TIME
June 4, 2025
1:00 p.m. Central Time
VIRTUAL LOCATION
You can attend the Annual Meeting online, vote your shares
electronically and submit your questions during the Annual
Meeting by visiting www.virtualshareholdermeeting.com/
ALIT2025. To participate in the Annual Meeting, you must pre-
register at www.virtualshareholdermeeting.com/ALIT2025. by
11:59 p.m. Central Time on June 2, 2025.

Proposal No.		Board Recommendation
1.
To elect four Class I director nominees named in this Proxy Statement to our Board of Directors (the
“Board”).
Each of the director nominees named herein is standing for election for a three-year term ending at the
2028 annual meeting of stockholders (the “2028 Annual Meeting”) and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal.
FOR EACH NOMINEE
2.	To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2025.	FOR
3.	To approve, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers.	FOR
Items of Business
Stockholders will also act on such other matters as may properly come before the Annual Meeting.
Record Date
You are entitled to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on April 7, 2025 (the “record date”). A list of the stockholders of record at the record date will be available electronically during the
Annual Meeting at www.virtualshareholdermeeting.com/ALIT2025.
Voting
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the enclosed proxy card so that your shares are represented and your voice is heard.

Notice of Annual Meeting of Stockholders
2025 PROXY STATEMENT
Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.
Stockholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit an enclosed proxy card, even if their shares were sold after such date. More information on voting your enclosed proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement and the instructions on the enclosed proxy card.
Attendance and Participation at the Annual Meeting
Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the record date and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register at www.virtualshareholdermeeting.com/ALIT2025 by 11:59 p.m. Central Time on June 2, 2025. Please see “How may I participate in the virtual Annual Meeting?” in the accompanying
Proxy Statement for instructions about how to pre-register. Once pre-registered, stockholders as of the record date will be able to attend the virtual Annual Meeting by visiting the link noted above, where you will be able to listen to the meeting live, submit questions, and vote.
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Stockholders Call Toll-Free: +1 (800) 322-2885 (U.S. and Canada) or
+1 (212) 929-5500 (all other countries, banks and brokers)

Notice of Annual Meeting of Stockholders
By Order of the Board of Directors,
Martin T. Felli
Chief Legal Officer and Corporate Secretary
April 22, 2025
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 4, 2025:
The Notice of Internet Availability, the accompanying Proxy Statement and our Annual Report are available free of charge at
www.proxyvote.com. As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials to stockholders over the Internet. We sent a Notice of Internet Availability of Proxy Materials on or about April 22, 2025 to our stockholders of record at the close of business on April 7, 2025. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. A list of the stockholders of record at the close of business on April 7, 2025 will also be available electronically during the Annual Meeting at www.virtualshareholdermeeting.com/ALIT2025.

CONTENTS

Letter to Stockholders

Notice of Annual Meeting of Stockholders

1	2025 Proxy Statement Summary

1	Background

1	Proxy Voting Methods

2	Proposals

3	Corporate Governance Highlights

3	Executive Compensation Highlights

4	Investor Engagement

4	Awards and Recent Recognition

6	Questions and Answers About Our Annual Meeting

13	Proposal No. 1: Election of Directors

13	Our Board of Directors

23	Director Compensation

25	Executive Officers

28	Corporate Governance

38	Security Ownership of Certain Beneficial Owners and Management

41	Certain Relationships and Related Person Transactions

46	Executive Compensation

76	Proposal No. 2: Appointment of Independent Registered Public Accounting Firm

78	Proposal No. 3: To Approve, on an Advisory (Non-Binding) Basis, the 2024 Compensation Paid to Our Named Executive Officers

79	Additional Information Regarding Our Annual Meeting
In this Proxy Statement, we refer to Alight, Inc. as “Alight,” the “Company,” “we,” and “us” (as the context requires), the Company’s
Board of Directors as the “Board,” and the Company’s 2025 Annual Meeting of Stockholders, including any adjournments, postponements, or continuations thereof, as the “Annual Meeting.”

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1

This summary highlights certain information contained in this Proxy Statement. This summary does not contain all the information that
2025 Proxy
Statement Summary
you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the
Company’s performance in the fiscal year ended December 31, 2024 (“Fiscal 2024”), please review the Company’s Annual Report on
Form 10-K for the year ended December 31, 2024 (“Annual Report”) that accompanies this Proxy Statement.
Background
DATE AND TIME
June 4, 2025
1:00 p.m. Central Time
PLACE – VIRTUALLY VIA WEBCAST
You can attend the Annual Meeting online, vote your shares
electronically and submit your questions during the Annual
Meeting by visiting www.virtualshareholdermeeting.com/
ALIT2025. To participate in the Annual Meeting, you must pre-
register at www.virtualshareholdermeeting.com/ALIT2025 by
11:59 p.m. Central Time on June 2, 2025.
RECORD DATE: APRIL 7, 2025
Proxy Voting Methods
If you were a stockholder of record at the close of business on April 7, 2025, you may vote your shares (i) in advance of the Annual
Meeting, over the internet, by telephone or by mail or (ii) at the Annual Meeting, by proxy or over the internet. You may also revoke your proxies at the times and in the manners described in the “Questions and Answers About Our Annual Meeting” section of this Proxy
Statement. For shares held through a broker, bank, or other nominee, you may submit voting instructions to your broker, bank, or other nominee. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.
To vote by proxy if you are a stockholder of record:
BY INTERNET
•You may submit your proxy online via the Internet by accessing the website on your enclosed proxy card.
Then, follow the instructions provided on the voting site. You will be required to provide the unique control number found on the enclosed proxy card.
BY TELEPHONE
•You may submit your proxy by calling toll-free in the U.S. or Canada the number specified on your enclosed proxy card.
BY MAIL
•If you do not have access to a touch-tone telephone or to the Internet, please sign, date, and return the enclosed proxy card in the postage-paid envelope provided.

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2  2025 PROXY STATEMENT
Proposals

Proposal No.		Board Recommendation	More Information

1
To elect four Class I director nominees named in this Proxy Statement to our
Board. Each of the director nominees is standing for election for a three-year term ending at the 2028 annual meeting of stockholders (the “2028 Annual Meeting”)
and until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal.
		FOR EACH NOMINEE	page 13

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025.	FOR	page 76

3.	To approve, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers.	FOR	page 78

					COMMITTEES
NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
DIRECTOR NOMINEES

David D. Guilmette**	64	I	2024	2025

Michael E. Hayes	54	I	2025	2025

Kausik Rajgopal	51	I	2023	2025

Robert A. Schriesheim	64	I	2025	2025
CONTINUING DIRECTORS

Russell P. Fradin*	69	II	2025	2026

Robert A. Lopes, Jr.	61	II	2025	2026

Richard N. Massey	69	II	2021	2026

William P. Foley, II	80	III	2021	2027

Siobhan Nolan Mangini	44	III	2024	2027

Coretha M. Rushing	69	III	2024	2027

Denise Williams	64	III	2023	2027
Committee Chair
Committee Member
**  Vice Chair
*Chairperson of the Board

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Corporate Governance Highlights
●Non-executive chair
BOARD ATTRIBUTES AND PRACTICES
BOARD ATTRIBUTES AND PRACTICES
●9 out of 11 directors are independent
●Average tenure of less than two years
●Appointed nine new directors in the last two years
●Fully independent standing Board committees
●Annual Board and committee self-evaluations
●Structured process for Board’s risk oversight
●Related party transaction approval by the Audit Committee of the Board (the “Audit Committee”)
●Periodic review of key governance documents
●Regular executive sessions of the Board and its Committees
●Directors receive a majority of their compensation in restricted stock units
OTHER BEST PRACTICES
●Robust share ownership guidelines for officers and directors
●Executive compensation clawback policy
●Board and committee oversight of corporate sustainability and impact matters
●Code of Conduct aligned to Alight’s values
●Annual Chief Executive Officer (“CEO”) evaluation
●Annual “Say-on-Pay” advisory vote
Executive Compensation Highlights
PRACTICES WE ENGAGE IN
✓Majority of executive pay "at-risk"
✓Regular review of compensation
programs and practices
✓Stock ownership guidelines
✓Compensation clawback policy
✓Independent compensation consultant
✓Use of peer groups
PRACTICES WE DO
NOT ENGAGE IN
●Compensation programs that
encourage excessive risk taking
●Excessive benefits or perquisites
●Pledging shares
●Hedging shares
●Granting discounted stock options

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
4  2025 PROXY STATEMENT
Investor Engagement
We engage with investors and analysts through conference calls, broker conferences, headquarter visits, one-on-one meetings, and non-deal roadshows throughout the year. In addition, the Company hosted an investor day on March 20, 2025 with numerous investors and analysts in attendance. We typically discuss our financial position, strategic priorities, business outlook, and other topics of importance to investors. As we continue to evolve as a public company, we will continue to develop our stockholder engagement program with respect to our corporate sustainability and impact efforts, corporate governance practices and compensation program, among other topics. We are committed to maintaining an active dialogue with investors to better understand their perspectives and consider their ideas as we continue to evolve our corporate governance and business practices, and public disclosures.
As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of our Board, including each of the committees of the Board, or with the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Company’s Corporate Secretary by email at
Corporate.Secretary@alight.com or by mail at 320 South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606, who will forward such communication to the appropriate party.
Awards and Recent Recognition
•Alight Worklife honored as a transformative product by the 2025 BIG Innovation Awards by Business Intelligence Group
•Alight named as one of the Fortune 100 Best Companies to Work For® in 2024 by Great Place to Work® and Fortune magazine
•2025 Shortlister Top Vendor for 8 Categories across benefits administration
•Recognized by Newsweek as one of “America’s Greatest Workplaces for Diversity” for 2024 and 2025
•Recognized by Newsweek as one of “America’s Greatest Workplaces for Mental Wellbeing” for 2025
•Alight named a twelve-time member of IAOP’s Global Outsourcing 100® list in 2025
•2024 Lighthouse Research & Advisory HR Tech Awards for Alight Worklife for the “Best Comprehensive Solution” under the
“Total Rewards and Employee Wellbeing” category
•2024 Leader in Nelson Hall’s Next-Generation Benefit Administration (NEAT)
•2024 and 2025 Leader in ISG’s HR Outsourcing Services report
•Great Place to Work® for the seventh consecutive year
•Recognized as a 2023 and 2024 Alliance for Global Inclusion Index company
•Alight earned a perfect score on the Human Rights Campaign Foundation’s Corporate Equality Index in 2024, its fifth time achieving a perfect score
•Alight ranked as a top U.S. defined contribution record keeper by Pensions & Investments in 2023
•Won 2023 MedTech Breakthrough Award for Best Healthcare Information Destination for Alight Worklife®
•2023-2025 Stevie® Awards Gold Winner for Sales & Customer Service
•2023 Best Place to Work by Parents@Work
•Recognized by Seramount in 2024 as a 100 Best Company, Best Company for Multicultural Women, Top Company for Executive
Women, Marketing, Media, & Ad Tech Inclusion Index, Global Inclusion Index, and Inclusion Index
•Disability Equality Index by Disability:IN Perfect Score – 2025
•Best Companies for Equal Advancement Opportunity by parity.org 2024
•2025 Military Spouse Friendly Employer by Military Friendly
•2025 Military Friendly Employer
•2024 VETS Indexes Employer
•2024 Best of the Best, Top Women Employer, Top LGBTQ+ Employer, Top Employer for Supplier Diversity for WBE by
Diversity.com Magazine

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Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
6  2025 PROXY STATEMENT
Why am I receiving these materials? Who is soliciting proxies for the Annual Meeting with this
Proxy Statement?
You are receiving this Proxy Statement and the enclosed proxy card because you were a holder of the Company’s common stock (the
“Common Stock”) as of the record date, and the Board is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. We either (1) mailed you a Notice of
Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying each stockholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (referred to as the “Proxy Materials”) or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.
What matters are being voted on at the Annual Meeting? How does the Board recommend that
I vote on these matters?
Our Annual Meeting will be held for the following purposes:
Proposal No. 1: To elect four Class I director nominees named in this Proxy Statement to our Board.
The Board is asking stockholders to elect four directors named in this Proxy Statement to serve as the Class I directors on the Board.
Each of the director nominees is standing for election for a term until the 2028 Annual Meeting and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, or removal.
The Board has nominated and unanimously recommends for the election of four incumbent directors: David D. Guilmette, Michael E.
Hayes, Kausik Rajgopal and Robert A. Schriesheim. For more information on the nominees, please see the “Proposal No. 1: Election of
Directors--Class I Director Nominees” section of this Proxy Statement. You may vote for each of these director candidates on the enclosed proxy card.
The Board unanimously recommends that stockholders vote “FOR” each of the director nominees on the enclosed proxy card.
Proposal No. 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025.
Stockholders are being asked to ratify the Audit Committee’s selection of EY to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Questions and Answers
About Our Annual
Meeting

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7

The Board unanimously recommends that stockholders vote “FOR” the ratification of EY as our independent registered public accounting firm for 2025.
Proposal No. 3: To approve, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers.
Stockholders are being asked to approve, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers as disclosed in this Proxy Statement (also known as “Say-on-Pay”). As an advisory vote, the result will not be binding on the
Board or the Compensation Committee of the Board (the “Compensation Committee”). This “Say-on-Pay” vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives, and program. The Board and the Compensation Committee value the opinions of our stockholders and expect to consider the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.
The Board unanimously recommends that stockholders vote “FOR” the approval of executive compensation on an advisory basis.
Who can vote at the Annual Meeting?
The close of business on April 7, 2025 has been fixed as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. We have two classes of voting common stock: Class A and Class V, each of which has one vote per share. Company Class A common stock and Company Class V common stock shall vote together as a single class on all matters submitted to a vote of stockholders, except as otherwise required by applicable law or our organizational documents, and each such share is entitled to one vote. On the record date, we had 531,889,913 shares of Company Class A common stock and 510,155 shares of Company Class V common stock outstanding.
How many shares must be present to conduct business at the Annual Meeting?
The Company is incorporated in the State of Delaware. As a result, the Delaware General Corporation Law (the “DGCL”), our Amended
and Restated Certificate of Incorporation (the “Certificate of Incorporation”), and our Amended and Restated By-laws (the “By-laws”)
govern the voting standards applicable to actions taken by our stockholders. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, and business may not be conducted at the Annual Meeting unless a quorum is present. If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Based on the number of shares of Company Class A common stock and Company Class V common stock outstanding on April 7, 2025, the record date, shares representing 266,200,035 votes must be present at the Annual Meeting, virtually or by proxy, to constitute a quorum. If you vote, including by Internet or proxy card, your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for the purpose of determining a quorum. A
“broker non-vote,” however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
8  2025 PROXY STATEMENT
How do I vote?
The procedures for voting are as follows:
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust
Company, at the close of business on April 7, 2025, then you are considered a stockholder of record. As a stockholder of record, you may vote your shares (i) in advance of the Annual Meeting, over the Internet, by telephone, or by mail, or (ii) at the Annual Meeting. To vote by proxy in advance of the Annual Meeting as a stockholder of record:
•Internet: You may submit your proxy online via the Internet by accessing the website specified on the Notice of Internet Availability or your proxy card. Then, follow the instructions provided on the voting site. You will be required to provide the unique control number found on the Notice of Internet Availability or your proxy card.
•Telephone: You may submit your proxy by dialing the telephone number specified on the Notice of Internet Availability or your proxy card. Then, follow the voice prompts. You will be required to provide the unique control number found on the enclosed proxy card.
•Mail: If you received a proxy card, you may sign, date, and return the proxy card in the postage-paid envelope provided.
Beneficial Owner. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the
“beneficial owner” of those shares. As the beneficial owner of those shares, you may vote your shares (i) in advance of the Annual
Meeting by directing your broker, bank, or other nominee how to vote, or (ii) at the Annual Meeting. To vote in advance of the Annual
Meeting, you should instruct your broker, bank, or other nominee how to vote your shares by following the voting instructions in the notice provided by your broker, bank, or other nominee. You must follow the voting instructions in that notice to ensure that your vote is counted. In most cases, you will be able to vote by mail or via the Internet; however, please refer to your voting instruction form for full details. As discussed herein, your broker, bank, or other nominee may not be able to vote your shares on some matters at the Annual
Meeting unless you provide instructions on how to vote your shares.
Stockholders of record and beneficial owners may also vote at the Annual Meeting. The Annual Meeting will be held online via a live webcast at www.virtualshareholdermeeting.com/ALIT2025. You may only participate in the virtual meeting by registering in advance at
www.virtualshareholdermeeting.com/ALIT2025 prior to the deadline of 11:59 p.m. Central Time on June 2, 2025. If you are a beneficial owner, you must obtain a “legal proxy” from your broker, bank, or other nominee to participate in the Annual Meeting.
Even if you plan to attend the Annual Meeting, we urge you to vote your proxy TODAY by Internet, telephone, or mail to ensure that your votes are counted at the Annual Meeting. You may still attend the virtual Annual Meeting and vote at the Annual
Meeting, even if you have already voted by proxy. The vote you cast at the Annual Meeting will supersede any previous votes that you may have submitted.
How do I obtain a copy of this Proxy Statement?
In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders.
Consequently, many stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
What is a proxy? What if I receive more than one Notice of Internet Availability or proxy card?
A proxy is your legal designation of another person to vote the stock you own, with such other person being called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated David D. Guilmette, Jeremy J. Heaton and Martin T. Felli as the Company’s proxies for the Annual Meeting.
Each Notice of Internet Availability or proxy or voting instruction card represents the shares registered to you as of the close of business on the record date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank, or other nominee. Please vote the shares on each Notice of Internet Availability, proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

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How may I participate in the virtual Annual Meeting?
The Annual Meeting will be conducted completely online via the Internet. You may only participate in the virtual meeting by registering in advance at www.virtualshareholdermeeting.com/ALIT2025 prior to the deadline of 11:59 p.m. Central Time on June 2, 2025. Please have your proxy card, voting instruction form, or other communication containing your 16-digit control number available and follow the instructions to complete your registration request. If you are a holder of record and you have misplaced your virtual control number, please email the Company at Corporate.Secretary@alight.com. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in the Annual Meeting. Upon completing registration, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.
We encourage you to access the Annual Meeting before the start time of 1:00 p.m., Central Time, on June 4, 2025. Please allow ample time for online check-in, which will begin at 12:30 p.m., Central Time, on June 4, 2025. We will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting.
Stockholders of record who participate in the virtual Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.
By conducting our Annual Meeting completely online via the Internet, we eliminate many of the costs associated with a physical meeting and reduces the carbon footprint associated with our activities. In addition, we believe that a virtual meeting will provide greater access to those stockholders who want to attend and improve our ability to communicate more effectively with our stockholders during the meeting.
May I submit questions during the Annual Meeting?
Yes. We expect that members of the Board and management, as well as representatives of our independent registered public accounting firm, EY, will attend the virtual Annual Meeting and be available to answer stockholder questions. We will provide our stockholders the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This question-and-answer session will be conducted in accordance with certain rules of conduct (the “Rules of
Conduct”). These Rules of Conduct will be posted on our Annual Meeting website.
What if I experience technical issues with the virtual meeting platform?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page. We encourage you to access the virtual meeting prior to the start time.
What is the minimum vote required for each proposal to be approved?
At the Annual Meeting, stockholders will consider the following proposals and be asked: (1) to elect four Class I directors named in this
Proxy Statement to our Board, (2) to ratify the appointment of EY as our independent registered public accounting firm for 2025, and
(3) to approve, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers.
With regard to Proposal No. 1 (election of directors), votes may be cast “FOR” any of the nominees or may be withheld. Each nominee was recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate
Governance Committee”) based on each nominee’s experience, qualifications and skills, and each of the nominees are current directors. Under the By-laws, the election of directors requires a plurality of the votes cast, so the four nominees receiving the greatest number of votes “FOR” their election will be elected to the Board. Votes that are withheld and broker non-votes are not considered
“votes cast” and will have no effect on the results of this vote. Brokers, banks, or other nominees may not have authority to vote shares held in street name on this proposal without instructions from beneficial owners. If you are the registered holder (and not a broker) of the shares and validly sign and deliver but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted “FOR” each of the nominees on this proposal.
With regard to Proposal No. 2 (ratification of the selection of independent registered public accounting firm), the affirmative vote of a majority of the votes cast is required to ratify the appointment of EY as our independent registered public accounting firm. Abstentions are not considered “votes cast” and will have no effect on the results of this vote. Brokers have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on

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10  2025 PROXY STATEMENT
this matter. For more information, please see “What is a broker non-vote?” below. If you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted for this proposal. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025, the Audit Committee will reconsider its selection.
With regard to Proposal No. 3 (to approve, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers), the advisory (non-binding) vote on executive compensation will be approved if the number of votes cast “FOR” exceeds the number of votes cast “AGAINST.” Abstentions and broker non-votes are not considered “votes cast” and will have no effect on the results of this vote. Brokers, banks, or other nominees may not have authority to vote shares held in street name on this proposal without instructions from beneficial owners. For more information, please see “What is a broker non-vote?” below. If you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted “FOR” this proposal.
What is a broker non-vote?
If your shares are held in “street name” (that is, held for your account by a broker, bank, or other nominee), you will receive voting instructions from your broker, bank, or other nominee. If you are a street name holder and your shares are registered in the name of a broker, the New York Stock Exchange (the “NYSE”) rules applicable to brokers who have record ownership of listed Company stock determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you (so called
“discretionary voting authority”).
A “broker non-vote” occurs when a broker submits a proxy on behalf of a beneficial owner for a stockholder meeting but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes will be included in the calculation of the number of votes considered to be present for the purpose of determining a quorum, but will not be counted in determining the number of votes cast on the certain proposals.
Under the NYSE rules, the election of directors and the approval on an advisory basis of the compensation paid to our named executive officers are considered “non-routine” matters for which brokers may not exercise discretionary voting authority. In contrast, under the
NYSE rules, the ratification of the selection of the independent registered public accounting firm is typically a “routine” matter as to which a broker will have discretionary authority to vote shares if they have not received voting instructions at least 10 days prior to the
Annual Meeting.
We urge you to instruct your broker, bank, or other nominee how you wish your shares to be voted.
How will my shares be voted if I do not provide voting instructions?
If you provide specific voting instructions on a properly completed and submitted proxy, then your shares will be voted as instructed.
If you hold shares as the stockholder of record and submit a validly executed proxy card without giving specific voting instructions on a proposal, then your shares will be voted in accordance with the recommendations of our Board as to that proposal. Our Board recommends voting “FOR” each of the nominees listed in this Proxy Statement’s Proposal No. 1, “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2025 in Proposal No. 2,
“FOR” the approval of, on an advisory (non-binding) basis, the 2024 compensation paid to our named executive officers in Proposal
No. 3, and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting.

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11

The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.
If you do not provide your broker, bank, or other nominee specific voting instructions, such firm may not have the authority to vote your shares with respect to some of the proposals. Please see “What is a broker non-vote?” for more information. We urge you to provide voting instructions so that your shares will be voted.
Will my shares be voted if I do nothing?
If you are a stockholder of record and do not cast your vote, no votes will be cast on your behalf on any of the items of business at the
Annual Meeting.
If you are a beneficial holder and do not instruct your broker, bank, or other nominee how to vote your shares, your broker will not be able to vote on your behalf without instruction as to any matter that is considered non-routine under the NYSE rules. For more information, please see “What is a broker non-vote?” in this Proxy Statement.
Can I change my vote or revoke my proxy after I have voted?
Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:
•Delivering written notice of revocation to the Corporate Secretary at c/o Alight, Inc., 320 South Canal Street, 50th Floor, Suite
5000, Chicago, Illinois 60606;
•Delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;
•Submitting a later dated proxy over the Internet in accordance with the instructions on the proxy card; or
•Voting your shares electronically during the Annual Meeting.
If you are the beneficial owner of shares held through a broker, bank, or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, bank, or other nominee to change or revoke any instructions you have already provided to your broker, bank, or other nominee. If you have obtained a voter instruction form from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares and you have your 16-digit control number, you may change your vote by attending the virtual Annual Meeting and voting electronically.
Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.
If I can’t attend the Annual Meeting, can I vote later?
No. We encourage stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

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12  2025 PROXY STATEMENT
What happens if the Annual Meeting is adjourned?
Unless a new record date is fixed, your proxy will still be valid and may be used to vote shares of our Common Stock at the adjourned
Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.
Who will count the votes?
An independent inspector of election will count the votes at the Annual Meeting.
Where can I find the results of the voting?
We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form
8-K to be filed with the SEC within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the Internet at our website, investor.alight.com.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the
Annual Meeting.
Whom do I contact if I have questions about the Annual Meeting?
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Stockholders Call Toll-Free: +1 (800) 322-2885 (U.S. and Canada) or
+1 (212) 929-5500 (all other countries, banks and brokers)

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13

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated David D. Guilmette,
Election of
Directors
Proposal No. 1
Michael E. Hayes, Kausik Rajgopal and Robert A. Schriesheim for election at the Annual Meeting as Class I directors, each with a three-year term expiring at the 2028 Annual Meeting and until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal. Action will be taken at the Annual Meeting for the election of four Class I director nominees.
As described in the “Corporate Governance — Director Nomination and Search Process” section of this Proxy Statement, in considering candidates for nomination to the Board, the Nominating and Corporate Governance Committee and the Board consider a number of factors, including the strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, an ability to work collegially with the other members of the Board, diversity of age, gender, nationality, race, ethnicity, and sexual orientation, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, career experience, relevant technical skills or business acumen, and the size, composition and combined expertise of the existing Board.
Our Board is currently comprised of eleven directors. As described in the Certificate of Incorporation, our Board is currently divided into three classes. The term of our Class I directors expires at this Annual Meeting, the term of our Class II directors expires at the annual meeting of stockholders in 2026 and the term of our Class III directors expires at the annual meeting of stockholders in 2027.
If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect David D. Guilmette, Michael E. Hayes, Kausik Rajgopal and Robert A. Schriesheim as Class I directors. David D.
Guilmette, Michael E. Hayes, Kausik Rajgopal and Robert A. Schriesheim currently serve on our Board. Each director nominee has consented to being named in this Proxy Statement and to serve a term expiring in 2028 if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the Common Stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the election of each of the four Class I director nominees named above.
Our Board of Directors
The biographies of each of our current directors, including our Class I director nominees, are included below. Each of the biographies highlights specific experience, qualifications, attributes, and skills that led us to conclude that such person should serve as a director.
We believe that, as a whole, our Board exemplifies the highest standards of personal and professional integrity and the requisite skills and characteristics, leadership traits, work ethic and independence to provide effective oversight. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. Other than as provided by our Investor Rights
Agreement (see the “Certain Relationships and Related Person Transactions – Investor Rights Agreement” section of this Proxy
Statement) and the Cooperation Agreement (see the “Certain Relationships and Related Person Transactions – Cooperation
Agreement” section of this Proxy Statement), no arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee. Three of our current directors, Mr. Fradin, Mr. Foley, and

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14  2025 PROXY STATEMENT
Mr. Massey, were initially designated pursuant to our Investor Rights Agreement and two of our current directors, Mr. Guilmette and Ms.
Rushing, were initially designated pursuant to the Cooperation Agreement.

					COMMITTEES
NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
DIRECTOR NOMINEES

David D. Guilmette**	64	I	2024	2025

Michael E. Hayes	54	I	2025	2025

Kausik Rajgopal	51	I	2023	2025

Robert A. Schriesheim	64	I	2025	2025
CONTINUING DIRECTORS

Russell P. Fradin*	69	II	2025	2026

Robert A. Lopes, Jr.	61	II	2025	2026

Richard N. Massey	69	II	2021	2026

William P. Foley, II	80	III	2021	2027

Siobhan Nolan Mangini	44	III	2024	2027

Coretha M. Rushing	69	III	2024	2027

Denise Williams	64	III	2023	2027
Committee Chair
*Chairperson of the Board
Committee Member
**  Vice Chair

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15

Director Skills and Experience Matrix
Each of the Board’s directors and director nominees possesses core competencies that contribute to their service on the Board. In addition to those

Skill	Russell P. Fradin	David D. Guilmette	William P. Foley, II	Michael E. Hayes	Robert A. Lopes, Jr.	Siobhan Nolan Mangini	Richard N. Massey	Kausik Rajgopal	Coretha M. Rushing	Robert A. Schriesheim	Denise Williams
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓	✓	✓		✓	✓	✓		✓
Corporate Governance	✓	✓	✓	✓		✓	✓	✓	✓	✓
Technology / Product Development		✓	✓	✓				✓			✓
Privacy and Security	✓		✓	✓		✓		✓		✓
Financial Control / Audit	✓		✓			✓	✓			✓	✓
Marketing / Branding	✓	✓	✓	✓			✓
People and Culture	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Senior Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
CEO Experience	✓	✓	✓		✓		✓
Industry Knowledge & Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Skills & Experience	Definition and Application to Alight
Strategic Planning	A background in strategy which allows our directors to bring a practical understanding of developing, implementing and addressing our business strategy and development plans.
Risk Management	Experience in managing or supervising systems or processes for identifying, assessing, and mitigating the total risk of a global business enterprise is important to the Company’s long-term success.
Corporate Governance
A background in serving on or working with public company boards or having other experiences which provide a deep knowledge of corporate governance practices and policies and an appreciation for how those may impact a public company.

Technology/Product Development
A background in product and software development, technology architecture and digital transformation through the development and evolution of technology platforms to support our ability to provide clients digital choices, solutions and functionality, end to end.

Privacy and Security
Experience in information security, data privacy, and cybersecurity or other education or experiences which positions our Board to oversee our suite of products and services as well as privacy and cybersecurity risks.

Financial Control/Audit	A background in financial markets, financing, and financial reporting processes.
Marketing/Branding	Experience with the marketing and branding of products, building brand awareness, and enhancing our corporate reputation.
People and Culture
A background in managing people and teams, including recruitment, retention, development, compensation, and incentivization of key talent, or other experiences which provide strategic value in overseeing our efforts to recruit, retain, and develop people and teams and in determining compensation for our CEO and other senior executives.

Senior Leadership	Prior experience as an executive or in senior management of a company. Prior leadership experience allows directors to bring insight and offer guidance from their prior experiences.
CEO Experience	Prior experience as the chief executive officer of a company. Prior chief executive experience allows directors to bring insight and offer guidance to our executive leadership team, including our CEO.
Industry Knowledge & Experience
A background in managing or supervising the health, wealth, wellbeing and leaves benefits administration, and/or software & technology, which allows directors to bring practical understanding of our business and effective oversight of implementation of strategy.

qualifications, our directors collectively possess skill sets that are directly relevant to the Company’s business and strategic objectives. The following table summarizes the key skills and experiences of each director and director nominee that your Board considered important in its original decision to nominate, and each decision to re-nominate that individual to your Board. Further details about each of the director’s and director nominee’s qualifications are set forth in their individual biographies.

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16  2025 PROXY STATEMENT
Class I Director Nominees
David D. Guilmette, Director, Vice Chair and Chief Executive Officer
Mr. Guilmette has served as a member of the Alight board of directors (the “Board”) since May
2024, as the Company’s Chief Executive Officer since August 2024 and as Vice Chair of the Board since July 2024. Prior to joining Alight, Mr. Guilmette most recently served in a number of senior leadership roles at Aon plc (NYSE: AON) (“Aon”) between November 2019 to March 2024, including strategic advisor to the CEO and President of Aon from February 2023 to March 2024 and
CEO of Aon’s Global Health Solutions from November 2019 to January 2023. Before joining Aon,
Mr. Guilmette served as President of Cigna Group’s (NYSE: CI) (“Cigna”) Global Employer
segment from July 2012 to November 2019 and President of Cigna’s National, Pharmacy & Product
division from 2010 to 2012. During Mr. Guilmette’s tenure with Cigna, he served on the Board of
Managers of Cigna Ventures LLC and on Cigna’s Innovation Advisory Board as chair. Prior to joining Cigna, Mr. Guilmette served as a Managing Director at Towers Perrin (n/k/a Willis Towers
Watson PLC) (Nasdaq: WTW) between February 2005 to February 2010. Mr. Guilmette is the co-
founder of WorldClass Health, a global healthcare platform. Since August 2023, Mr. Guilmette has served on the board of SwordHealth. Mr. Guilmette holds a B.A. in Political Science from University of Chicago.
Mr. Guilmette’s qualifications to serve on the Board include his experience as our Chief Executive
Officer and his otherwise deep industry experience in health care and employee benefits, including program design, financing, implementation, administration, and managed health care delivery, as well as his executive leadership and management experience.
Michael E. Hayes, Director
DIRECTOR SINCE 2025
AGE 54
COMMITTEES
Audit
Compensation
Mr. Hayes is Managing Director at Insight Partners, a global software investment firm, a position he has held since January 2024. Prior to Insight Partners, Mr. Hayes was the Chief Operating Officer
at VMware, a cloud computing and virtualization technology company, from October 2020 to
January 2024. Before that, Mr. Hayes served as Senior Vice President and Head of Strategic
Operations for Cognizant Technology Solutions Corporation (NASDAQ: CTSH), an IT consulting and services company, from January 2017 to October 2020. Mr. Hayes also previously spent four years at Bridgewater Associates, an investment management firm, where he served in Chief of
Staff to CEO and COO roles from July 2013 to January 2017. Prior to Bridgewater, he spent 20 years in the U.S. Navy SEALs, where he began his career as one of 19 graduates from a class of
120 and his last role was Commanding Officer, SEAL Team TWO, where he led a 2,000 person
Special Operations Task Force in Afghanistan. Before that, Mr. Hayes was selected as a White
House Fellow and served two years as Director, Defense Policy and Strategy at the National
Security Council. Mr. Hayes also currently serves on the board of Immuta, a data governance company, and is the founding board member of the National Medal of Honor Museum. Mr. Hayes holds an M.A. in Public Policy from Harvard's Kennedy School and received his B.A. from Holy
Cross College. His military decorations include the Bronze Star for valor in combat in Iraq, a Bronze
Star for service in Afghanistan, and the Defense Superior Service Medal from the White House. He is a lifetime member of the Council on Foreign Relations and the author of "Never Enough" and
"Mission Driven".
Mr. Hayes’s qualifications to serve on the Board include his significant officer experience at large, public technology companies, his profound experience as a Commanding Officer of the U.S. Navy
SEALs and military service as well as his general leadership and management skills.
DIRECTOR SINCE 2024
AGE 64
COMMITTEES
None

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17

Kausik Rajgopal, Director
DIRECTOR SINCE 2023
AGE 51
COMMITTEES
Compensation
Nominating and Corporate
Governance (Chair)
Mr. Rajgopal has served as Executive Vice President of Strategy, Corporate Development and
Partnerships at PayPal Holdings, Inc. (“PayPal”), a financial technology company, since November
2023, and was Executive Vice President of People & Sourcing at PayPal from June 2021 to
November 2023. Before joining PayPal, from 2006 to 2021, Mr. Rajgopal served in several leadership roles at McKinsey & Company, a strategy and management consulting firm, including serving as the global lead for the payments practice and as managing partner for the San Francisco and Silicon Valley offices and for the Western U.S. Region. Most recently, from July 2012 to June
2021, Mr. Rajgopal was the firm’s co-managing partner for the United States, where he was responsible for client services across all industry sectors as well as people initiatives. Mr. Rajgopal serves as vice chair of the Stanford Graduate School of Business Advisory Council. He holds undergraduate degrees in industry engineering and political science, as well as an MBA from
Stanford University.
Mr. Rajgopal’s qualifications to serve on the Board include his unique blend of senior leadership expertise in human resources, technology, payments, and financial services.
Robert A. Schriesheim, Director
DIRECTOR SINCE 2025
AGE 64
COMMITTEES
Audit
Compensation
Mr. Schriesheim is chairman of Truax Partners LLC where he leads large, complex transformations in partnership with boards, CEOs and institutional investors as an investor and director. He has served on 12 public company boards, including as chairman, and has served as Chief Financial
Officer of four public companies. From 2019 to 2021, he served as chairman of the finance committee of telecom services provider Frontier Communications (NASDAQ: FYBR). Previously, he
was Executive Vice President and Chief Financial Officer of Sears Holdings, a broad-based retailer, from 2011 until 2016; Senior Vice President and Chief Financial Officer of Hewitt Associates
(Alight’s predecessor company), a global human resource consulting and outsourcing company, until its acquisition by Aon in 2010. From 2006 to 2009, he was Executive Vice President, Chief
Financial Officer and a director of Lawson Software, a publicly traded global Enterprise Risk
Management software provider, until its acquisition by Golden Gate Capital/Infor in 2010. Mr.
Schriesheim also currently serves as lead independent director and chairman of the audit committee of Houlihan Lokey (NYSE: HLI), a global investment bank; and a director of Skyworks
Solutions (NASDAQ: SWKS), a semiconductor company, where he serves as a member of the
Audit and Compensation Committees. In addition, he is an adjunct associate professor of finance at the University of Chicago Booth School of Business. Mr. Schriesheim received an AB in Chemistry from Princeton University and an MBA from the University of Chicago Booth School of Business with concentrations in business economics and finance.
Mr. Schriesheim’s qualifications to serve on the Board include his significant public company board experience, with 12 total directorships. and his relevant experience as the chief financial officer of our predecessor company.

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18  2025 PROXY STATEMENT
Class II Directors (Terms to Expire in 2026)
Robert A. Lopes, Jr., Director
DIRECTOR SINCE 2025
AGE 61
COMMITTEES
Audit
Nominating and Corporate
Governance
Mr. Lopes, Jr. currently serves on the board of directors of Wilson, a human resources company, and Exzeo Group Inc. (formerly TypTap), a technology and data analytics company focused on the insurance industry. Previously, Mr. Lopes served as Chief Human Resources Officer, Randstad
North America at Randstad, a recruitment and staffing agency, from October 2020 to May 2023, and as Group President, North America, at Randstad from June 2017 to October 2020. Prior to
Randstad, Mr. Lopes served as CEO of Acclaris, a healthcare administration technology company, from 2011 to 2014, and as Executive Vice President, Human Capital, at Aon (NYSE: AON), from
2008 to 2011. Prior to that, Mr. Lopes was President and CEO of Veritude, the HR services and staffing company of Fidelity Investments and a Managing Director of Fidelity Capital. Prior to
Fidelity, Mr. Lopes was the Global Managing partner for Towers Perrin’s (n/k/a Willis Towers Watson
PLC) (Nasdaq: WTW) HR & benefits outsourcing businesses, where he was responsible for operations in North America and Europe. Mr. Lopes holds a business degree from the University of
Notre Dame.
Mr. Lopes’ qualifications to serve on the Board include his multiple decades of human resources leadership positions, including experience as the Executive Vice President, Human Capital at Aon
and his directorship at a human resources company, as well as his general leadership and management acumen.
Russell P. Fradin, Chairman
DIRECTOR SINCE 2025
AGE 69
COMMITTEES
None
Mr. Fradin is Operating Partner at CD&R, a position he has held since April] 2016. He played the lead operating role in CD&R’s investments in Capco, Sirius (NASDAQ: SIRI) and TRANZACT, serving as chairman until CD&R’s exit. Prior to joining CD&R, he served as president and CEO at
SunGard Data Systems, a software and IT services provider, from 2011 until the company’s acquisition by FIS in 2015. Prior to SunGard, he served as the chairman and CEO of Aon Hewitt, a global leader in human resource solutions. Previously, he was CEO of BISYS Group, Inc. and held a range of senior executive positions at Automatic Data Processing, both providers of business outsourcing solutions. He worked many years as a management consultant at McKinsey &
Company, where he was a senior partner. He is currently chairman of Vialto Partners and also serves on the board of TransUnion (NYSE: TRU).  From 2016 until 2024, Mr. Fradin served on the board of Hamilton Insurance Group, Ltd. (NYSE: HG), where he served on the Compensation and
Personnel Committee (Chair) from 2022 to 2024. Mr. Fradin also served on the board of Best Buy
Co., Inc. (NYSE: BBY) from 2013 until 2020. Mr. Fradin has an M.B.A. from Harvard Business
School and a B.S. in economics and finance from The Wharton School of the University of
Pennsylvania.
Mr. Fradin’s qualifications to serve on the Board include his relevant experience as the chairman and chief executive officer of a global leader in human resource solutions and his valuable experience as president and chief executive officer of a large software and IT services provider, as well as his other board and board leadership roles.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

19

Richard N. Massey, Director
DIRECTOR SINCE 2021
AGE 69
COMMITTEES
Compensation (Chair)
Nominating and Corporate
Governance
Mr. Massey served as Chairman of Foley Trasimene Acquisition Corp. (“FTAC”), Alight’s
predecessor, from April 2021 to July 2021. He also has served as Chief Executive Officer of FTAC from March 2020 to July 2021 and served as a member of the FTAC board of directors from May
2020 to July 2021. In addition, he serves as a Senior Managing Director of Trasimene since
November 2019. Mr. Massey served as Chief Executive Officer of Cannae Holdings, Inc. (NYSE:
CNNE) (“Cannae”) from November 2019 until February 2024.  Mr. Massey has also served as the
Chief Executive Officer of each of Austerlitz Acquisition Corp. I (NYSE: AUS) and Austerlitz
Acquisition Corp. II (NYSE: ASZ) from January 2021 through December 2022 and served as a director of each company from February 2021 until April 2022. Mr. Massey also served as Chief
Executive Officer of Foley Trasimene Acquisition Corp. II from July 2020 until March 2021 and as a director from August 2020 until March 2021. Mr. Massey served as the Chairman and principal shareholder of Bear State Financial, Inc., a publicly traded financial institution from 2011 until April
2018. Mr. Massey has served on the board of directors of Dun & Bradstreet since February 2019.
Mr. Massey previously served on Black Knight Inc.’s board of directors from December 2014 until
July 2020, Cannae’s board from June 2018 until June 2024 and on FNF’s board of directors from
February 2006 until January 2021. Mr. Massey has been a partner in Westrock Capital, LLC, a private investment partnership since January 2009. Prior to that, Mr. Massey was Chief Strategy
Officer and General Counsel of Alltel Corporation and served as a Managing Director of Stephens
Inc., a private investment bank, during which time his financial advisory practice focused on software and information technology companies. Mr. Massey also formerly served as a director of
Fidelity National Information Services Inc. (NYSE: FIS), Bear State Financial, Inc. and FGL
Holdings (NYSE: FG). Mr. Massey is also a director of the Oxford American Literary Project and of the Arkansas Razorback Foundation. Mr. Massey has a long track record in corporate finance and investment banking, as a financial, strategic, and legal advisor to public and private businesses, and in identifying, negotiating, and consummating mergers and acquisitions.
Mr. Massey’s qualifications to serve on the Board include his significant financial expertise and experience on the boards of a number of public companies.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
20  2025 PROXY STATEMENT
Class III Directors (Terms to Expire in 2027)
Mr. Foley has served on the board of directors of Alight since April 2021, including as non-executive
Chairman until February 2025, and served on the board of its predecessor, FTAC, from May 2020 through April 2021 and as the Executive Chairman of FTAC from March 2020 until May 2020.
Mr. Foley has served as the Chairman of Cannae Holdings, Inc. (NYSE: CNNE) (“Cannae”) since
July 2017 (including as non-executive Chairman since May 2018). Mr. Foley has served as the
Managing Member and a Senior Managing Director of Trasimene Capital Management, LLC
(“Trasimene”), a private company that provides certain management services to Cannae, since
November 2019. Mr. Foley is a founder of Fidelity National Financial (NYSE: FNF) (“FNF”) and has
served as Chairman of the board of directors of FNF since 1984. He served as Chief Executive
Officer of FNF until May 2007 and as President of FNF until December 1994. Mr. Foley has also served as non-executive Chairman of Dun & Bradstreet (NYSE: DNB) (“DNB”) since February 2019 and as Executive Chairman since February 2022. Mr. Foley served as director of System 1, Inc.
(NYSE: SST) from January 2022 through March 2023. Mr. Foley formerly served as Chairman of
Black Knight, Inc. (NYSE: BKI), Chairman of Paysafe Ltd. (NYSE: PSFE) (“Paysafe”), Co-Chairman
of FGL Holdings (NYSE: FG), as Vice Chairman of Fidelity National Information Services Inc.
(NYSE: FIS), and as a director of Ceridian HCM Holdings, Inc. (NYSE: CDAY) and special purpose acquisition companies FTAC, Foley Trasimene Acquisition Corp. II, Austerlitz Acquisition
Corporation I (NYSE:AUS), Austerlitz Acquisition Corporation II (NYSE: ASZ), and Trebia
Acquisition Corp.
Mr. Foley is Executive Chairman and Chief Executive Officer of Black Knight Sports and
Entertainment LLC, which is the private company that owns the Vegas Golden Knights, a National
Hockey League team. He is also the founder and owner of Foley Family Wines Inc., a private company. Mr. Foley serves on the boards of numerous foundations, including The Foley Family
Charitable Foundation and the Cummer Museum of Art and Gardens. He is a founder, trustee and director of The Folded Flag Foundation, a charitable foundation that supports our nation’s Gold Star families.
After receiving his B.S. degree in engineering from the United States Military Academy at West
Point, Mr. Foley served in the U.S. Air Force, where he attained the rank of captain. Mr. Foley received his M.B.A. from Seattle University and his J.D. from the University of Washington.
Mr. Foley’s qualifications to serve on the Board include 40 years as a director and executive officer of FNF, his strategic vision, his experience as a board member and executive officer of public and private companies in a wide variety of industries, and his strong track record of building and maintaining stockholder value and successfully negotiating mergers, acquisitions and other strategic transactions.
William P. Foley, II, Director
DIRECTOR SINCE 2021
AGE 80
COMMITTEES
Nominating and Corporate
Governance

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

21

 Siobhan Nolan Mangini, Director
DIRECTOR SINCE 2024
AGE 44
COMMITTEES
Audit (Chair)
Nominating and Corporate
Governance
Ms. Nolan Mangini served as President & CFO of NGM Bio (Nasdaq: NGM) (“NGM”), an innovative biology-driven clinical stage biotech from June 2022 to December 2023 and as Chief Financial
Officer of NGM from July 2020 to June 2022. Prior to NGM, Ms. Nolan Mangini served in a number of roles of increasing responsibility at Castlight Health (NYSE: CSLT) (“CSLT”), a formerly publicly traded enterprise cloud-based software company in the health and benefits sector, from February
2012 to March 2020. Her roles included leading CSLT as President and CFO from July 2019 to
March 2020, Chief Financial Officer from July 2016 to July 2019, VP, Finance & Business
Operations from October 2015 through June 2016, Senior Director, Operations and Financial
Planning from November 2014 through September 2015 and Director, Strategy and Business
Development from February 2012 through November 2014. Earlier in her career, Ms. Nolan
Mangini was a management consultant at Bain & Company and in investment management managing the endowment of the Kaiser Family Foundation.
Ms. Nolan Mangini has served on the board and as chair of the audit committee of Marathon
Health, a private primary care company, since August 2021, and on the board and as chair of the audit committee of Cityblock Health, a private tech-driven provider for communities with complex needs, since February 2024. Ms. Nolan Mangini has served on the board of SmithRx, a private pharmacy benefit manager, since January 2023 and Virta Health, a private diabetes reversal company, since February 2023. She served on the board, and as audit committee chair, of Artemis
Health, a private data warehousing company, from February 2020 to March 2022.
Ms. Nolan Mangini holds an MBA from the Stanford Graduate School of Business, an MPA from the Harvard Kennedy School of Government, and BS in Economics from the Wharton School and the University of Pennsylvania. She is also a Chartered Financial Analyst. Ms. Nolan Mangini is a founding member of the operator network of January Ventures, a fund that opens doors for the visionary founders of the future and is a mentor through Creative Destruction Labs.
Ms. Nolan Mangini’s qualifications to serve on the Board include her track record of successfully delivering innovative solutions and carrying them forward from strategy to execution across two public companies, her experience in senior leadership, including as Chief Financial Officer at two publicly traded companies, her board and audit committee service and her financial expertise.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
22  2025 PROXY STATEMENT
Coretha M. Rushing, Director
DIRECTOR SINCE 2024
AGE 69
COMMITTEES
Compensation
Nominating and Corporate
Governance
Ms. Rushing has served as the President of CR Consulting Alliance, LLC, a human resources consulting firm, since 2019, and the Managing Director and Executive Mentor for The ExCo Group,
LLC (f/k/a Merryck & Co.), a global executive coaching and mentoring firm, since 2020.
Ms. Rushing has over 36 years of human resources experience and has held numerous executive leadership positions, including at Equifax Inc. (NYSE: EFX) (“Equifax”), Coca-Cola Company
(NYSE: KO) (“Coca-Cola”), PepsiCo Inc. (Nasdaq: PEP) (“PepsiCo”) and IBM Corp. (NYSE: IBM)
(“IBM”). Most recently, Ms. Rushing served as Corporate Vice President and Chief Human
Resources Officer of Equifax from 2006 to 2020. Before that, Ms. Rushing served as the Senior
Vice President and Chief Human Resources Officer of Coca-Cola, where she was employed from
1996 until 2005. Prior to that, Ms. Rushing worked in several senior level positions for Pizza Hut (a division of PepsiCo) from 1994 to 1996 and IBM from 1983 to 1994. Ms. Rushing has also served on the board of ThredUp Inc. (Nasdaq: TDUP), a large resale apparel platform for women and children, since January 2022, where she is a member of the Compensation Committee. Previously,
Ms. Rushing served on the boards of Benefitfocus.com, Inc., a publicly traded cloud-based benefits platform software company, from March 2021 to January 2023, 2U, Inc. (Nasdaq: TWOU), a publicly-traded cloud based educational technology company, April 2016 until September 2024, and
Nuvei, Inc. (Nasdaq: NVEI), a Montreal, Canadian-based payment processing business, from
August 2023 until April 2024.  She is also Chair and then Chair Emeritus of The Society for Human
Resource Management. Ms. Rushing holds a Master of Education in Human Resources and
Counseling from The George Washington University and a Bachelor of Science in Early Childhood
Development and Industrial Psychology from East Carolina University.
Ms. Rushing’s qualifications to serve on the Board include her industry experience in human resources and benefits administration, deep understanding of the Company’s customer base, and public company board experience.
Denise Williams, Director
DIRECTOR SINCE 2023
AGE 64
COMMITTEES
Audit
Compensation
Ms. Williams served as Chief People Officer at Fidelity National Information Services Inc. (NYSE:
FIS), a global leader in financial services technology, from April 2016 until December 2024.
Between 2001 and 2016, Ms. Williams served in several capacities for IBM. Most recently, from
May 2011 to April 2016, Ms. Williams served as Vice President, Human Resources North America;
from May 2007 to May 2011 as the Director Human Resources – Global Hardware Sales; from May
2004 to May 2007, as the Director Human Resources – Websphere; and from June 2001 to May
2004 as the Program Manager of Executive Compensation & Succession Planning. Ms. Williams
previously held human resources roles at Alliance Bernstein, First Data, Avis, and Coopers &
Lybrand. Ms. Williams earned her bachelor’s degree from SUNY Albany and is a current member of the Human Resources Policy Association and the Center on Executive Compensation.
Ms. Williams’ qualifications to serve on the Board include her more than 25 years of experience in human resources and her leadership experience across numerous market-leading organizations.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

23

William P. Foley, II, David D. Guilmette, Daniel S. Henson, Richard N. Massey, Erika Meinhardt, Regina M. Paolillo, Kausik Rajgopal,
Director
Compensation
Coretha M. Rushing, Siobhan Nolan Mangini, and Denise Williams received compensation for serving on our Board during the year ended December 31, 2024. Employee directors receive no compensation for serving on the Board. All directors are reimbursed for their reasonable out-of-pocket expenses related to their service as a member of the Board.
Description of Director Compensation.
The compensation program for non-employee directors consisted of the following:

COMPENSATION TYPE	FISCAL 2024 and Q1 2025 ANNUAL AMOUNT	ANNUAL AMOUNT AS OF Q2 2025(1)

Chairperson of the Board annual cash retainer	$300,000	$200,000
Chairperson of the Board annual equity grant	N/A	$200,000

Board member annual equity grant	$150,000	$200,000

Board member annual cash retainer(2)	$70,000	$85,000

Committee chair annual cash retainer	$30,000 Audit Committee $20,000 other committees	$30,000 Audit Committee $20,000 other committees

Committee member annual cash retainer	$15,000 Audit Committee $10,000 other committees	$15,000 Audit Committee $10,000 other committees
(1)Messrs. Fradin, Hayes, Lopes and Schriesheim joined the Board on March 1, 2025 and received pro rata payments for March 2025 based on the updated annual non-employee director compensation program.
(2)For the purpose of clarification, the Board member annual cash retainer is not paid to the Chairperson.
Cash retainers are paid on a quarterly basis. Non-employee directors can elect to receive fully vested shares of the Company Class A common stock in lieu of cash payment or split such quarterly payments into designated percentages of cash and shares of the
Company Class A common stock.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
24  2025 PROXY STATEMENT
Equity Ownership Guidelines
The Compensation Committee maintains equity ownership guidelines to promote substantial equity ownership by the Board and align their interests with the interests of our stockholders. Each non-employee director who receives compensation for their service on the
Board is required to own equity equal to a multiple of their retainer, reflecting such director’s role and level of responsibility. Directors who have not yet met their equity ownership requirements are required to retain 100% of their after-tax shares until the share ownership requirement is met. Directors have five years to meet their ownership requirements after becoming a director. All of our non-employee directors have achieved the minimum ownership thresholds or are working towards compliance within five years from the date or their appointment or election.

TITLE/POSITION	STOCK OWNERSHIP REQUIREMENT

Chairperson of the Board	10x Retainer

All Other Non-Employee Directors	5x Retainer
Director Compensation for 2024
The following table provides summary information concerning the compensation of our directors for the year ended December 31, 2024.
Stephan D. Scholl, our former Chief Executive Officer, did not receive any compensation in connection with his service on the Board for the year ended December 31, 2024. Mr. Guilmette served as a non-employee director from May 5, 2024 to August 25, 2024, at which time he was appointed our Chief Executive Officer and Vice Chair.  Because he was an employee of the Company for a portion of fiscal year 2024, Mr. Guilmette is not included in this table. See “Compensation Discussion & Analysis — Compensation Tables — Summary
Compensation Table” for information about the compensation earned by Mr. Guilmette in fiscal year 2024 in his capacity as both a non-
employee director and Chief Executive Officer and Vice Chair of the Company.

NAME	FEES EARNED OR PAID IN CASH(1)	STOCK AWARDS(2)	ALL OTHER COMPENSATION	TOTAL
William P. Foley, II(3)	$359,989	$149,996	—	$509,985
Daniel S. Henson(4)	$107,500	$149,996	—	$257,496
Siobhan Nolan Mangini(4)	$82,527	$149,992	—	$232,520
Richard N. Massey(5)	$89,985	$149,996	—	$239,981
Erika Meinhardt(5)	$84,983	$149,996	—	$234,979
Regina M. Paolillo(6)	$109,981	$149,996	—	$259,977
Kausik Rajgopal(7)	$79,994	$150,000	—	$229,994
Coretha M. Rushing(7)	$52,298	$173,351	—	$225,649
Denise Williams(8)	$79,983	$150,000	—	$229,983
(1)Amounts reported represent annual cash retainers and Committee fees paid to our non-employee directors for Fiscal 2024.
(2)Amounts reported represent the aggregate Grant Date (as defined below) fair value of time-vested restricted stock unit (“RSU”) awards granted to our non-employee directors in Fiscal 2024, calculated in accordance with FASB ASC Topic 718. The Grant Date fair value with respect to the time-vested RSUs is calculated by multiplying the number of shares subject to the RSUs by the closing price of the Company Class A common stock on each grant date as follows: January 2, 2024 for Ms. Nolan Mangini, February 4, 2024 for Ms. Williams, March 15, 2024 for Mr. Rajgopal and July 2, 2024 for
Messrs. Foley, Henson, and Massey, and Mses. Meinhardt and Paolillo. The time-vested RSUs vest on the first anniversary of the Grant Date subject to the director’s continued active service with
Alight through the vesting date, except in the case of death, disability, termination within six months prior to a change-in-control or within eighteen months following a change-in-control, and certain involuntary terminations.
(3)Mr. Foley elected to receive 75% of his annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 25% in cash.
(4)Mr. Henson and Ms. Nolan Mangini each elected to receive 100% of their annual cash retainer in the form of cash paid quarterly.
(5)Mr. Massey and Ms. Meinhardt each elected to receive 100% of their annual cash retainers in the form of unrestricted shares of the Company Class A common stock paid quarterly.
(6)Ms. Paolillo elected to receive 40% of her annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 60% in cash.
(7)Mr. Rajgopal and Ms. Rushing each elected to receive 50% of their annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 50% in cash. .
(8)Ms. Williams elected to receive 75% of her pro-rated annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 25% in cash.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

25

NAME	AGE	POSITION
David D. Guilmette	64	Director, Chief Executive Officer and Vice Chair
Jeremy J. Heaton	48	Chief Financial Officer
Allison P. Bassiouni	49	Chief Delivery Officer
Deepika Duggirala	50	Chief Technology Officer
Martin T. Felli	57	Chief Legal Officer and Corporate Secretary
Gregory A. George	55	Chief Commercial Officer, North America
Robert W. Sturrus	48	Chief Client Officer
Jeremy J. Heaton, Chief Financial Officer
OFFICER SINCE 2024
AGE 48
Mr. Heaton has served as Alight’s Chief Financial Officer since May 2024. As Chief Financial
Officer, Mr. Heaton leads day-to-day financial activities and is responsible for driving financial strategy and operational management in service of Alight’s clients and stockholders. Previously,
Mr. Heaton served as the Company’s Operating Chief Financial Officer from August 2023 to May
2024 and as Executive Vice President of Finance from May 2020 through August 2023.
Prior to joining Alight, Mr. Heaton spent over 20 years at General Electric in global financial management with a focus in corporate finance, strategic planning, and mergers and acquisitions.
From July 2018 to May 2020, Mr. Heaton served as the Transition Leader for GE Healthcare, where he led the sale of the biopharma business for $21 billion. From January 2003 to June 2018,
Mr. Heaton served in a number of capacities for GE, including as Chief Financial Officer, Office of the Board from January 2018 to June 2018 and Chief Financial Officer, GE Industrial Finance from
January 2016 to December 2017.
Executive
Officers
As Mr. Guilmette also serves as a director of the Company and Vice Chair of the Board, his biographical information is presented above in this Proxy Statement under the heading “Proposal No. 1 – Election of Directors.”

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
26  2025 PROXY STATEMENT
Allison P. Bassiouni, Chief Delivery Officer
OFFICER SINCE 2025
AGE 49
Mr. Felli has more than 28 years of legal experience. Mr. Felli joined Alight in January 2023 as our
Chief Legal Officer and Corporate Secretary. Prior to joining Alight, Mr. Felli served as Executive
Vice President, Chief Legal and Chief Administrative Officer at Blue Yonder Holding, Inc., a
Blackstone Inc. (“Blackstone”) and New Mountain Capital sponsored supply chain management company, from 2018 to April 2022. Prior to that, Mr. Felli held other key legal leadership roles at
Blue Yonder from 2013 to 2018, was General Counsel and Corporate Counsel at Ecotality, Inc.,
from 2011 to 2013, and held additional senior legal positions across a broad range of organizations including Clear Channel Outdoor, Inc., from 2006 to 2011, and HBO, from 2000 to 2004. Mr. Felli holds a juris doctor degree from the University of Pennsylvania Law School and B.A. magna cum laude from Baruch College. Mr. Felli serves as president and chairman of the board of trustees of
Phoenix Country Day School in Phoenix, Arizona and is a Fellow of the American Bar Foundation.
Deepika Duggirala, Chief Technology Officer
OFFICER SINCE 2025
AGE 50
Martin T. Felli, Chief Legal Officer and Corporate Secretary
OFFICER SINCE 2023
AGE 57
Ms. Bassiouni has served as Alight’s Chief Delivery Officer since January 2025. Prior to her appointment as Chief Delivery Officer, Ms. Bassiouni served as Alight’s Executive Vice President,
Customer Experience and Delivery from June 2023 until December 2024, Senior Vice President,
Health Delivery from February 2022 until June 2023 and as Vice President, Benefits Delivery at
Alight from May 2017 until February 2022. Prior to joining Alight, Ms. Bassiouni served as Vice
President, Benefits Delivery at Aon Hewitt from January 2013 until April 2017 and as Senior
Director, Benefits Delivery from June 1998 until December 2012. Ms. Bassiouni has served as the
President of the GLP Foundation since October 2018. Ms. Bassiouni holds a BBA in Business
Management from Texas A&M University.
Ms. Duggirala has served as Alight’s Chief Technology Officer since January 2025. Ms. Duggirala has over 25 years of technology leadership experience across enterprise software, mobile platforms, and digital transformation initiatives. Prior to her appointment as Chief Technology Officer,
Ms. Duggirala served as EVP of Technology at Alight from June 2023 until December 2024. Prior to joining Alight, Ms. Duggirala served as SVP of Global Technology Platforms at TransUnion, a credit reporting agency, where she led strategic technology initiatives, from May 2020 until June 2023. Ms.
Duggirala served as Vice President, Engineering at Yello from September 2018 until March 2020 and as Senior Vice President, Engineering at SPINS from June 2014 until September 2018. Her extensive career includes leadership roles at SAP Labs as Vice President of Development for SAP
Mobile Platform from March 2012 until June 2014, and prior to that nearly a decade at Motorola Inc., where she progressed from Software Engineer to Engineering Project Manager. Ms. Duggirala has
served as an advisory board member at Modal Learning, an early-stage e-learning platform, since
November 2022. Ms. Duggirala has also served as a member of the board of trustees of Quest
Academy since January 2024. Ms. Duggirala holds an MS in Electrical and Computer Engineering from Rutgers University and a BE in Electronics Engineering from Nagpur University.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

27

Mr. George has served as Alight’s Chief Commercial Officer, North America since June 2023. Prior to joining Alight, Mr. George served as senior vice president and head of sales of Ceridian, from
January 2021 to June 2023. In this role, Mr. George oversaw the growth of the company’s HCM platform and was responsible for Ceridian’s go to market strategy and worked alongside the leadership team to execute the company’s transformation strategy. From June 2007 to January
2021, Mr. George worked in a number of capacities at Oracle, a computer technology company, where he most recently serviced as group vice president, responsible for national sales operations for the company’s enterprise resource planning, enterprise performance management, and supply chain management business units. Mr. George holds a bachelor’s degree from Butler University and has completed executive education programs at the University of Michigan’s Ross School of
Business, IESE Business School University of Navarra, Barcelona, Spain, and the George Mason
University School of Business in Virginia.
Mr. Sturrus has served as Alight’s Chief Client Officer since January 2025. Prior to his appointment as Chief Client Officer, Mr. Sturrus served as Alight’s Executive Vice President, Health and Wealth
Solutions since October 2023 and Executive Vice President, Wealth Solutions from May 2017 through October 2023. Before joining Alight, Mr. Sturrus served in a number of capacities in Aon
Hewitt and Hewitt Associates, most recently with Aon Hewitt as Senior Vice President, Defined
Benefits from April 2016 to April 2017 and as Vice President, Benefits Delivery from October 2011 to April 2017. Mr. Sturrus holds a BS from Wake Forest University.
Gregory A. George, Chief Commercial Officer, North America
OFFICER SINCE 2023
AGE 55
Robert W. Sturrus, Chief Client Officer
OFFICER SINCE 2025
AGE 48

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
28  2025 PROXY STATEMENT
Board Leadership Structure
Corporate
Governance
Our Board understands that there is no single approach to providing board leadership. Given the very competitive and rapidly developing business environment in which we operate, the right Board leadership structure may vary as circumstances change. Our By-
laws provide that the Board appoints our corporate officers, including our CEO. Our Nominating and Corporate Governance Committee
periodically reviews the Company’s governance structure and practices, including applicable provisions of our Certificate of
Incorporation and By-laws.
Our Corporate Governance Guidelines do not have a fixed rule about separation of the Chairperson and CEO positions, or whether our
Chairperson should be an employee or elected from among non-employee directors. We believe it is in the best interests of the
Company to have flexibility to evaluate our leadership structure over time as part of our ongoing succession planning processes, subject to any applicable terms of the Investor Rights Agreement (see the “Certain Relationships and Related Person Transactions -
Investor Rights Agreement” section of this Proxy Statement). Our Corporate Governance Guidelines, which are available on our investor website at investor.alight.com under the heading “Governance—Governance documents”, provide that an independent “Lead
Director” may be elected from among the independent directors when the Chairperson of the Board is not an independent director or when the Chairperson of the Board is the CEO. We do not currently have a Lead Director.
Our Board leadership structure currently separates the positions of CEO and Chairperson of the Board. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. In furtherance of the Board’s leadership succession planning, on March 1, 2025, Russell P.
Fradin was appointed a director and the Chairperson of our Board, succeeding Mr. Foley as Chairperson after his successful four-year tenure in the role. Mr. Foley remains on the Board as a Director. Our CEO, who is also a member of our Board and its Vice Chair, is primarily responsible for our operations and strategic direction, while our Chairperson, who is not an employee of the Company, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. As Vice
Chair, Mr. Guilmette may preside over meetings of the Board where the Chairperson is absent, and may also preside over meetings of stockholders in the Chairperson’s absence. The Board believes that this is the most appropriate structure at this time but will make future determinations regarding whether or not to separate the roles of Chairperson and CEO, and whether to appoint a Vice
Chairperson, based on then-current circumstances.
Our Board believes that the structure of the Board and its committees will provide strong overall management of the Company.
Code of Conduct
The Company has adopted a Code of Conduct that is available on the Company’s website at investor.alight.com. Our Code of Conduct has been developed to help directors and employees around the world efficiently resolve ethical issues in our complex global business environment. The Code of Conduct applies to all directors and employees without limitation. The Code of Conduct covers a variety of topics, including those required to be addressed by the SEC. Topics covered include, among other things, conflicts of interest, confidentiality of information, and compliance with applicable laws and regulations. Directors and employees receive periodic updates regarding corporate governance policies and are informed when material changes are made to the Code of Conduct. The Audit
Committee oversees, reviews, and periodically updates the Code of Conduct, reviews any significant violations of the Code of Conduct,

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

29

reviews requests of waivers of the Code of Conduct by executive officers and directors and reviews the Company’s systems to monitor compliance with and enforcement of the Code of Conduct.
The Company will make any legally required disclosures regarding amendments to, or waivers of, certain provisions of its Code of
Conduct on its website (https://investor.alight.com). There were no amendments or waivers of the provisions of the Code of Conduct with respect to any of our officers or directors in 2024. The information contained on, or accessible from, the Company’s website is not part of this Proxy Statement, by reference or otherwise. Our Code of Conduct is available free of charge upon request to our Chief
Legal Officer and Corporate Secretary at 320 South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606.
Securities Trading Policy
We have adopted a Securities Trading Policy governing the purchase, sale or other dispositions of our securities by our directors, officers and employees. A copy of the Securities Trading Policy is filed as an exhibit to our Annual Report. In addition, it is the
Company’s practice to comply with applicable laws and regulations relating to insider trading with respect to its purchases, sales or other dispositions of Company securities.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers currently serves, or in the past year has served, (i) as a member of the compensation committee or of the board of directors of another entity, one or more of whose executive officers served on the Compensation
Committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Board.
We are party to certain transactions with Starboard (as defined herein) and the Sponsor Investors (as defined herein) and their affiliates as described in the “Certain Relationships and Related Person Transactions” section of this Proxy Statement.
Management Succession Planning
The Nominating and Corporate Governance Committee may periodically review a succession plan relating to the CEO and other executives that report to the CEO that is developed by management. The succession plan will include, among other things, an assessment of the experience, performance, and skills for possible successors to the CEO. The Nominating and Corporate Governance
Committee will from time to time make recommendations to the Board with respect to the selection of individuals to occupy these positions. In the summer of 2024, the Nominating and Corporate Governance Committee played an integral role in evaluating and ultimately recommending a successor for our former CEO. The committee evaluated Mr. Guilmette’s immediate contributions to the
Board as well as his background and experience discussed further under his biographical information under the heading “Proposal No.
1 – Election of Directors,” and accordingly appointed him to succeed our former CEO on August 20, 2024.
Board and Committee Self-Evaluations
Our Board conducts an annual self-evaluation of itself and its committees to assess its effectiveness and identify opportunities for improvement. Our Board believes that this process supports continuous improvement and provides opportunities to strengthen Board and committee effectiveness.
Director Nomination and Search Process
The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and selecting or recommending for the Board’s selection those candidates to be nominated for election to the Board. This process may be subject to any obligations and procedures governing the nomination of directors to the Board set forth in our Investor Rights
Agreement (see the “Certain Relationships and Related Person Transactions - Investor Rights Agreement” section of this Proxy
Statement) as well as the Cooperation Agreement (see the “Proposal No. 1: Election of Directors - Cooperation Agreement” section of this Proxy Statement). The Nominating and Corporate Governance Committee and the Board considers various factors including:
strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, an ability to work collegially with the other members of the Board, diversity of age, gender, nationality, race, ethnicity, and sexual orientation, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, career experience, relevant technical skills or business acumen, and the size, composition and combined expertise of the existing Board. The Board monitors the mix of specific experience, qualifications, and skills of its directors so that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
Stockholders may also nominate directors for election at the Company’s annual stockholders meeting by following the provisions set forth in the By-laws, whose qualifications the Nominating and Corporate Governance Committee will consider.

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30  2025 PROXY STATEMENT
The Nominating and Corporate Governance Committee also may, but need not, retain a professional search firm in order to assist it in these efforts. The Nominating and Corporate Governance Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.
Since the date of our 2024 annual meeting of stockholders, we appointed four new directors to our Board. Each of Messrs. Fradin,
Hayes, Lopes and Schriesheim were recommended to the Board and reviewed for fitness to the Board by a professional search firm.
Retirement Policy
The Board does not believe that there should be a fixed term or retirement age for directors but will consider each director’s tenure and the average tenure of the Board when determining who to nominate for election at an upcoming stockholder meeting.
Director Independence
Under the rules of the NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
and the rules of NYSE. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule
10C-1 under the Exchange Act and the rules of NYSE. In order to be considered independent for purposes of Rule 10A-3 under the
Exchange Act and under the rules of NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of NYSE, the Board must affirmatively determine that the members of the Compensation Committee are independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to:
(1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our Board has affirmatively determined that Messrs. Foley, Hayes, Lopes, Massey, Rajgopal and Schriesheim and Mses. Nolan
Mangini, Rushing and Williams meet the applicable criteria for independence established by NYSE. In arriving at the foregoing independence determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and any relationships they have with us and our management.

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31

Committees of the Board; Committee Appointments
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Russell P. Fradin «
David D. Guilmette ««
William P. Foley, II
Michael E. Hayes
Robert A. Lopes, Jr.
Siobhan Nolan Mangini
Richard N. Massey
Kausik Rajgopal
Coretha M. Rushing
Robert A. Schriesheim
Denise Williams
composition and responsibilities of each of the committees of the Board is described below.
The Audit Committee’s members are Siobhan Nolan Mangini (Chair), Michael E. Hayes, Robert A. Lopes, Jr., Robert A. Schriesheim
Committee Chair
« Chairperson of the Board
Committee Member
««  Vice Chair
and Denise Williams. The Compensation Committee’s members are Richard N. Massey (Chair), Michael E. Hayes, Kausik Rajgopal,
Coretha M. Rushing, Robert A. Schriesheim and Denise Williams. The Nominating and Corporate Governance Committee’s members are Kausik Rajgopal (Chair), William P. Foley, II, Robert A. Lopes, Jr., Siobhan Nolan Mangini, Richard N. Massey and Coretha M.
Rushing. Members will serve on these committees until their resignation or until as otherwise determined by the Board.

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32  2025 PROXY STATEMENT
Audit Committee
All members of the Audit Committee have been determined to be
“independent” under SEC rules and NYSE listing standards
applicable to boards of directors in general and audit committees in particular, and each member is also financially literate under
NYSE listing standards. Additionally, Siobhan Nolan Mangini (the chair of the committee) and Robert A. Schriesheim each qualify as an “audit committee financial expert” as defined in applicable SEC rules. The Company’s Audit Committee is responsible for, among other things:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial
statements;
•helping to ensure the independence and performance of the
independent registered public accounting firm;
•discussing the scope and results of the audit with the
independent registered public accounting firm and reviewing, with management and the independent registered public
accounting firm, the Company’s interim and year-end financial statements;
•developing procedures for employees to submit concerns
anonymously about questionable accounting or audit matters;
•reviewing and overseeing the Company’s policies on risk
assessment and risk management, including enterprise risk
management;
•reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures;
•reviewing and overseeing the Company’s cybersecurity and
data privacy programs and controls; and
•approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at
investor.alight.com.
Siobhan Nolan
Mangini (Chair)
Robert  A.
Lopes, Jr.
Robert A.
Schriesheim
Denise Williams
2024 Meetings
8
Michael E.
Hayes

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33

William P.
Foley, II
Compensation Committee
All members of the Compensation Committee have been determined to be
“independent” under SEC rules and NYSE listing standards applicable to boards of directors in general and compensation committees in particular.
The Company’s Compensation Committee is responsible for, among other things:
•reviewing, approving, and determining the compensation of the
Company’s officers and key employees;
•reviewing, approving, and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;
•administering the Company’s equity compensation plans;
•reviewing, approving, and making recommendations to the Board regarding incentive compensation and equity compensation plans;
•considering the risks arising from the Company’s compensation policies and practices; and
•establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.
The Board has adopted a written charter for the Compensation
Committee, which is available on the Company’s website at
investor.alight.com. The Compensation Committee charter allows the committee to delegate to a senior executive officer the authority to grant equity awards to employees other than executive officers, within limits prescribed by the full Board. The Compensation Committee delegated authority to our CEO to grant equity awards to new and existing employees (other than executive officers). Management is required to report any equity awards granted pursuant to this delegated authority to the Compensation Committee at its next scheduled meeting after the delegated authority is exercised.
Richard N.
Massey (Chair)
Michael E.
Hayes
Coretha M.
Rushing
Denise Williams
2024 Meetings
7
Kausik
Rajgopal
Robert A.
Schriesheim

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34  2025 PROXY STATEMENT
Nominating and Corporate Governance Committee
All members of the Nominating and Corporate Committee have been determined to be “independent” under NYSE listing standards applicable to board of directors in general. The Nominating and Corporate
Governance Committee is responsible for, among other things:
•identifying, evaluating, and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;
•evaluating the performance of the Board and of individual directors;
•considering, and making recommendations to the Board regarding the composition of the Board and its committees;
•overseeing succession planning for management;
•reviewing developments in corporate governance practices, including related to environmental, social and governance matters;
•evaluating the adequacy of the corporate governance practices and reporting; and
•developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.
The Board has adopted a written charter for the Nominating and Corporate
Governance Committee, which is available on the Company’s website at
investor.alight.com.
Kausik Rajgopal
(Chair)
Richard N.
Massey
Coretha M.
Rushing
2024 Meetings
7
Siobhan Nolan
Mangini
William P.
Foley, II
Robert  A.
Lopes, Jr.

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35

Board and Committee Meetings; Attendance
Directors are encouraged to attend our annual meetings of stockholders and, at our 2024 annual meeting of stockholders, ten of our eleven directors at the time attended the meeting. During the year ended December 31, 2024, the Board held thirty-one meetings, the
Audit Committee held eight meetings, the Compensation Committee met seven times and the Nominating and Corporate Governance
Committee met seven times. In 2024, all of our incumbent directors attended at least 75% of the meetings of the Board and committees during the time in which he or she served as a member of the Board or such committee, other than Ms. Williams, who attended 71% of the meetings of the Board and committees during the time in which she served as a member of the Board or such committees due to conflicting professional obligations particularly during a compressed time period with a high volume of Board and committee meetings.
The Board’s Role in Risk Oversight
The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders, with a view to enhancing long-term stockholder value. The Board’s responsibility is one of oversight, and in performing its oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters that may be reserved for or shared with the Company’s stockholders. This role may be subject to any applicable terms of the Investor Rights Agreement (see the “Certain Relationships and Related Person Transactions-Investor Rights Agreement” section of this Proxy Statement). The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company. The Board exercises direct oversight of strategic risks to the Company in regular coordination with the Company’s management. The Audit Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, including the Company’s major financial and operational risk exposures and the steps management takes to monitor and control such exposures. The Compensation Committee oversees risks relating to the Company’s compensation policies and practices. The Nominating and Corporate Governance Committee assists the
Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure and corporate governance. Each committee is charged with risk oversight and reports to the Board on those matters.
Cybersecurity Risk Oversight
Our Chief Technology Officer, Chief Information & Security Officer and Chief Legal Officer and Corporate Secretary provide periodic reports on our cybersecurity and risk management efforts, including with respect to information security practices, to the Audit
Committee, as well as to other members of our executive leadership team, as appropriate. These reports include updates on the
Company’s cyber risks and threats, the status of projects to strengthen our information security systems, assessments of the information security program, and the emerging threat landscape. Where appropriate, the Audit Committee then periodically reports to the full Board regarding the Company’s assessment of potential risk exposures and the steps management has taken to monitor and control such risks, which includes the Company’s cybersecurity program designed to prevent, detect, and rapidly respond to any potential incident.
In addition to our scheduled meetings, the Audit Committee and executive leadership team maintain an ongoing dialogue regarding emerging or potential cybersecurity risks. Together, they receive updates on significant developments in cybersecurity to facilitate proactive and responsive oversight. The Audit Committee is apprised of strategic decisions related to cybersecurity, offering guidance and approval for major initiatives. This involvement helps drive integration of cybersecurity considerations into our Company’s broader strategic objectives.
For further information related to our cybersecurity program, please refer to Item 1C. Cybersecurity in our Annual Report.
Corporate Sustainability and Impact (CS&I)
Governance and Oversight
Our Board, as a whole and through its standing committees, works closely with our executive leadership team to govern and manage sustainability factors and the environmental, social, and governance business functions. While the full Board has ultimate responsibility for CS&I matters that impact our business, the Nominating and Corporate Governance Committee exercises primary Board oversight of sustainability risk management, strategy, initiatives, and policies. Alight also maintains a Management Sustainability Committee, which is comprised of cross-functional leaders across the Alight management team and drives our Corporate Sustainability and Impact strategy development and implementation. It is led by our Chief Legal Officer and Corporate Secretary, who has primary responsibility for corporate governance, the legal and compliance function, and risk management.

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36  2025 PROXY STATEMENT
SUSTAINABILITY WORKING GROUP
•Comprises a large group of subject matter experts (SMEs) covering all material sustainability focus areas
•Updates the Management Sustainability Committee on corporate sustainability and impact advancements, reporting and disclosure and integration of corporate sustainability and impact within our business model and global operational processes
SENIOR MANAGEMENT
COMPENSATION
COMMITTEE
•Assesses risks arising from the
compensation policies and practices for all
employees
•Reviews Incentive compensation
arrangements related to risk-taking and
risk mitigation
•Monitors regulatory compliance with
respect to compensation matters
AUDIT COMMITTEE
•Oversees the technology security and data
privacy programs
•Oversees the effectiveness of the risk
management and overall corporate
governance processes
•Oversees compliance with legal and
regulatory requirements, including those
applicable to financials, as well as
compliance with our corporate ethical
standards
BOARD OF DIRECTORS
•Assumes responsibility for sustainability matters that impact our business
•Works closely with management to oversee sustainability areas associated with their respective responsibilities
NOMINATING AND
CORPORATE GOVERNANCE
COMMITTEE
•Reviews and monitors the development
and implementation of corporate goals
related to sustainability matters and
provides guidance to the Board on such
matters
•Aligns on short-term and long-term
sustainability objectives and priorities with
management
•Reviews the annual Global Impact Report
MANAGEMENT SUSTAINABILITY COMMITTEE
•Led by our Chief Legal Officer and Corporate Secretary and comprised of cross-functional leaders from Human Resources (HR), Legal, Finance,
Operations and Communications teams
•Meets on a periodic basis and reports to the Nominating and Corporate
Governance Committee
•Oversees sustainability program's strategic alignment, progress on deliverables and external developments in sustainability affecting Alight
Accomplishments
Since 2022, Alight has published its annual Global Impact Report, which details our efforts to advance the Company’s CS&I initiatives and highlights the progress made over the prior year.  Alight’s strategy, which was reviewed by the Nominating and Corporate
Governance Committee, identifies key commitments, as well as success indicators within each of our CS&I pillars. In 2024, we made significant strides in fulfilling those key commitments, demonstrating measurable progress across all pillars and further embedding sustainability principles into the Company’s operations.  We believe that our commitment in these strategic areas will support long-term value creation for our stockholders, help achieve sustainable business success, and ultimately help improve the health and wellbeing of the communities, employees, and the families that Alight influences.
The Board’s Role in Human Capital Management and Talent Development
Our Board plays an integral role in human capital management by appointing a strong, performance-driven senior management team.
In connection with this responsibility, our Board oversees the development and retention of senior management talent as part of the succession planning process for our CEO as well as the members of the Company’s executive leadership team that directly report to our CEO.
Through regular reviews, the Board is actively engaged and involved in executive talent management and provides input on important decisions in this area. High potential leaders are considered for additional leadership roles and developmental opportunities needed to prepare them for greater responsibilities. We are focused on building an inclusive workforce to support a culture of openness and innovation at Alight, so we periodically assess with the Board the talent pool of candidates just below the executive leadership team level to help maintain a robust and diverse talent pipeline.

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37

While our Nominating and Corporate Governance Committee has the primary responsibility to develop succession plans for the CEO position, it regularly reports to the Board and decisions are made at the Board level. In connection with this responsibility for developing succession plans, our Board reviews, at least annually, the short-, medium-, and long-term succession plans for the Company’s senior management, including the CEO. This annual review also includes a review of the Company’s broader human capital management practices around culture, engagement, and impact and inclusion.

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38  2025 PROXY STATEMENT
The following table sets forth information regarding the beneficial ownership of shares of Alight’s Class A common stock and Class V
Security Ownership
of Certain Beneficial
Owners and
Management
common stock as of April 7, 2025 by:
•each of Alight’s named executive officers and directors;
•all executive officers and directors of Alight as a group; and
•each person known by Alight to be the beneficial owner of more than 5% of the shares of any class of Alight’s Common Stock.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The percentage of beneficial ownership of shares of Alight’s Common Stock is calculated based on the following outstanding shares as of April 7, 2025: (i) an aggregate of 531,889,913 shares of Class A common stock and (ii) an aggregate of 510,115 shares of Class V common stock.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 320
South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606.

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39

BENEFICIAL OWNERSHIP AS OF APRIL 7, 2025
NAME	SHARES OF CLASS A COMMON STOCK	% OF CLASS A COMMON STOCK	SHARES OF CLASS V COMMON STOCK	% OF CLASS V COMMON STOCK	% OF TOTAL VOTING POWER

Directors and Named Executive Officers

Russell P. Fradin	2,904	*	—	—	*

William P. Foley, II(1)	7,732,322	1.5%	—	—	1.5%

David D. Guilmette(2)	3,294	*	—	—	*

Michael E. Hayes	—	*	—	—	*

Robert Lopes, Jr.	13,798	*	—	—	*

Siobhan Nolan Mangini	17,835	*	—	—	*

Richard N. Massey	1,488,368	*	—	—	*

Kausik Rajgopal	26,787	*	—	—	*

Coretha M. Rushing(2)	11,419	*	—	—	*

Robert A. Schriesheim	22,092	*	—	—	*

Denise Williams	50,521	*	—	—	*

Jeremy J. Heaton	516,799	*	—	—	*

Martin T. Felli	72,598	*	—	—	*

Gregory R. Goff**	739,224	*	—	—	—

Dinesh V. Tulsiani**	824,514	*	83,517	16.4%	*

Stephan D. Scholl**	1,890,711	—	—	—	—

Katie J. Rooney**	2,047,067	*	70,100	13.7%	*

Michael J. Rogers(3)**	248,703	*	—	—	—

All Directors and Executive Officers as a Group (17 persons)	10,271,353	1.9%	10,384	2.0%	1.9%

5% Holders

Starboard Value LP(4)	44,745,000	8.4%	—	—	8.4%

Cannae Holdings, Inc.(5)	40,477,062	7.6%	—	—	7.6%

The Vanguard Group(6)	35,198,914	6.6%	—	—	6.6%

Glenview Capital Management, LLC(7)	31,962,563	6.0%	—	—	6.0%

BlackRock, Inc.(8)	29,831,900	5.6%	—	—	5.6%
*Percentage owned is less than 1.0%
**Ms. Rooney and Mr. Rogers each ceased to be an executive officer in July, 2024; Messrs. Goff, Tulsiani and Scholl ceased to be an executive officer in January 2025, February 2025 and August
2024, respectively.
(1)Consists of (a) 899,018 shares of Class A common stock held directly by William P. Foley, II, (b) 171,878 shares of Class A common stock held directly by Trasimene Capital FT, LLC (“Trasimene
GP”), and (c) 6,661,426 shares of Class A common stock held directly by Bilcar FT, LP (“Bilcar”). William P. Foley, II is the sole member of Bilcar FT, LLC (“Bilcar FT”), which, in turn, is the sole general partner of Bilcar. William P. Foley, II is also the sole member of Trasimene GP. Because of the relationships between William P. Foley, II and Bilcar, Bilcar FT, and Trasimene GP, William P.
Foley, II may be deemed to beneficially own the securities reported herein to the extent of his pecuniary interests. William P. Foley, II disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein, if any. Mr. Foley and the entities referred to in this footnote are sometimes referred to collectively herein as “Foley.”
(2)Includes 3,294 shares of Class A common stock which Mr. Guilmette and Ms. Rushing each has the right to acquire on or within 60 days of the record date through the vesting of time-based restricted stock units.
(3)Includes 106,035 shares of Class A common stock which Mr. Rogers has the right to acquire on or within 60 days of the record date through the vesting of time and performance-based restricted stock units.
(4)Based on a Schedule 13D/A filed with the SEC on December 10, 2024. The ownership of the reported shares of common stock is as follows: (i) Starboard V&O Fund has sole voting and dispositive power with respect to 24,894,042 of the reported shares; (ii) Starboard Value and Opportunity S LLC (“Starboard S LLC”) has sole voting and dispositive power with respect to 3,175,098 of the reported shares; (iii) Starboard Value and Opportunity C LP (“Starboard C LP”) has sole voting and dispositive power with respect to 2,464,910 of the reported shares; (iv) Starboard Value and
Opportunity Master Fund L LP (“Starboard L Master”) has sole voting and dispositive power with respect to 1,377,816 of the reported shares; (v) Starboard X Master Fund Ltd (“Starboard X Master”)
has sole voting and dispositive power with respect to 8,062,838 of the reported shares; and (vi) the Starboard Value LP Account (as defined below) holds 4,770,296 of the reported shares. Starboard
Value LP is the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master and Starboard X Master and of a certain managed account (the “Starboard Value LP Account”) and the manager of Starboard S LLC; Starboard Value R LP (“Starboard R LP”) is the general partner of Starboard C LP; Starboard Value L LP (“Starboard L GP”) is the general partner of Starboard L
Master; Starboard Value R GP LLC (“Starboard R GP”) is the general partner of Starboard R LP and Starboard L GP; Starboard Value GP LLC (“Starboard Value GP”) is the general partner of
Starboard Value LP; Starboard Principal Co LP (“Principal Co”) is a member of Starboard Value GP; and Starboard Principal Co GP LLC (“Principal GP”) is the general partner of Principal Co. Jeffrey

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
40  2025 PROXY STATEMENT
C. Smith and Peter A. Feld are members of Principal GP and members of the Management Committees of Starboard Value GP and Principal GP. In these capacities, each of Starboard Value LP,
Starboard Value GP, Principal Co, Principal GP and Messrs. Smith and Feld may be deemed the beneficial owners of (i) 24,894,042 shares owned by Starboard V&O Fund, (ii) 3,175,098 shares owned by Starboard S LLC, (iii) 2,464,910 shares owned by Starboard C LP, (iv) 1,377,816 shares owned by Starboard L Master, (v) 8,062,838 shares owned by Starboard X Master, and
(vi) 4,770,296 shares held in the Starboard Value LP Account. The address of the principal office of each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard R LP, Starboard L
Master, Starboard L GP, Starboard R GP, Starboard X Master, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP is 777 Third Avenue, 18th Floor, New York, New York 10017.The
address of the principal office of each of Messrs. Smith and Feld is c/o Starboard Value LP, 201 E Las Olas Boulevard, Suite 1000, Fort Lauderdale, Florida 33301.
(5)Based on a Schedule 13D filed with the SEC on December 5, 2024, by Cannae and Cannae Holdings, LLC (“Cannae LLC”). The reported shares of common stock consists of 477,062 shares of
Class A common stock held by Cannae Funding A, LLC, a wholly owned subsidiary of Cannae. Each of Cannae and Cannae LLC share voting and dispositive power over the 40,477,062 shares of
Class A common stock. Each of Cannae and Cannae LLC expressly disclaims beneficial ownership of any securities reported herein except to the extent such entity actually exercises voting or dispositive power with respect to such securities. The address for Cannae is 1701 Village Center Circle, Las Vegas, Nevada 89134.
(6)Based on a Schedule 13G filed with the SEC on February 13, 2024. The Vanguard Group has shared voting power over 323,394 shares of Class A common Stock, sole dispositive power over
34,488,932 shares of Class A common Stock, and shared dispositive power over 709,982 shares of Class A common Stock. The address for The Vanguard Group is 100 Vanguard Boulevard,
Malvern, Pennsylvania 19355.
(7)Based on a Schedule 13G filed with the SEC on October 18, 2024. Glenview Capital Management, LLC has shared voting and dispositive power over 31,962,563 shares of Class A common stock.
The address for Glenview Capital Management, LLC is 767 Fifth Avenue, 44th Floor, New York, New York 10153.
(8)Based on a Schedule 13G filed with the SEC on January 29, 2024. BlackRock, Inc. has sole voting power over 29,043,886 shares of Class A common stock and sole dispositive power over
29,831,900 shares of Class A common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than
10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company.
Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based solely on the Company’s review of the copies of Forms 3, 4 and 5 furnished to us and written representations by directors and executive officers, the Company believes that during Fiscal 2024, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the exception of one Form 4 filing for Daniel S. Henson reporting one transaction.

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Policy Regarding Transactions with Related Persons
Certain Relationships
and Related Person Transactions
The Company has adopted a formal written policy (the “Policy”) setting forth policies and procedures for the review and approval or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC. Our related party transaction policy requires that a “related person” (as defined in paragraph (a) of Item
404 of Regulation S-K) promptly disclose to our Chief Legal Officer and Corporate Secretary any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we are to be a participant and where the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest)
and all material facts with respect thereto.
Because the Company operates primarily in the business-to-business market and several institutional investors are related parties by virtue of owning more than 5% of the Company’s Common Stock and also own 10% or greater of a number of other firms, corporations or other entities, potential related party transactions may arise in the ordinary course of the Company’s business. Transactions involving portfolio companies of 5% holders who are actively involved with the management of the Company are monitored and the Audit
Committee is informed of transactions that require its approval under the Policy. Transactions with those portfolio companies entered into during the ordinary course of business are pre-approved under the Policy and the Audit Committee receives material details of such transactions at the next regularly scheduled meeting of the Audit Committee. In order to streamline the review and approval process, the Policy provides that if the Chief Legal Officer and Corporate Secretary determines it is impractical or undesirable to wait until the next Audit Committee meeting to consummate a Related Party Transaction, the chairperson of the Audit Committee may review and approve such transactions in accordance with the guidelines set out in the Policy, and then report all such approvals at the next regularly scheduled Audit Committee meeting.
Once a potential related party transaction has been reported, our Chief Legal Officer and Corporate Secretary will then promptly communicate that information to the Audit Committee or the chairperson of the Audit Committee, as applicable. At its meetings, the
Audit Committee shall be provided with the material details of each of the new proposed and approved related party transactions. Any member of the Audit Committee who has an interest in the related party transaction under review by the Audit Committee will be required to abstain from voting on the approval of the related party transaction, but may, if so requested by the chairperson of the Audit
Committee, participate in some or all of the Audit Committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the Audit Committee may determine to permit or to prohibit the related party transaction.
Additionally, all members of our executive leadership team and certain other senior leaders have received training regarding conflicts of interest and the process for management to proactively provide updates to the Company’s legal and corporate compliance functions regarding any changes in their related party relationships. Additionally, all newly appointed executive officers and key leaders receive conflict of interest training and any disclosed conflicts are documented accordingly.

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42  2025 PROXY STATEMENT
Indemnification of Directors and Officers
The By-laws provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL. In addition, the
Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.
There is no material pending litigation or proceeding naming any of Alight’s directors or officers for which indemnification is currently being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
The Business Combination
On July 2, 2021 (the “Closing Date”), FTAC completed the business combination (the “Business Combination”) with Alight Holding
Company, LLC (“Alight Holdings”) contemplated by the Business Combination Agreement (as amended and restated as of April 29,
2021) between FTAC, Alight Holdings and other interested parties (the “Business Combination Agreement”). On the Closing Date,
pursuant to the Business Combination Agreement, FTAC became a wholly owned subsidiary of Alight, Inc. and was renamed Alight
Group, Inc. As a result of the Business Combination, and by virtue of such series of mergers and related transactions, the combined company is now organized in an “Up-C” structure, in which substantially all of the assets and business of Alight are held by Alight
Holdings, of which Alight is the managing member pursuant to the terms of the Alight Holdings Operating Agreement (as defined below)
that went into effect upon the completion of the Business Combination. As of December 31, 2024, Alight owned approximately 99% of the economic interest in Alight Holdings but has 100% of the voting power and controls the management of Alight Holdings.
Arrangements Involving Other Stockholders that Beneficially Own More than 5% of Any
Class of Stock
Transactions with Director and Executive Officer-Affiliated Entities
We take very seriously any actual or perceived conflicts of interest, and critically evaluate all potential transactions and relationships that may involve directors or executive officers or entities affiliated with them.
Some of our directors and executive officers are also affiliated with other entities. We may provide services to some of these entities and sometimes those entities provide services to us. Under our Related Party Transactions policy, transactions with director and executive officer affiliated entities must be pre-approved by the Audit Committee and any interested directors on the Audit Committee shall not participate in the approval process or vote, unless their input is directly requested.
Ms. Meinhardt, who left the Board in March 2025, was an Executive Vice President of FNF until January 2024. During Fiscal 2024, we received revenue of $4.0 million from services provided to FNF. Mr. Goff, who left the Company in January 2025, is on the board of directors of InMoment, Inc. (“InMoment”). During Fiscal 2024, we paid $3.1 million for products and services we received from
InMoment.  These transactions were conducted on, and these services were provided or received, as applicable, on an arm’s-length basis.
Aircraft Arrangement
In the fiscal year ended December 31, 2023, we entered into an aircraft operating sublease agreement (the “Aircraft Sublease
Agreement”) to sublease an aircraft from a statutory trust (the “Lessor Entity”), whose direct or indirect beneficial owner is Mr. Scholl, who then served as our CEO and a director of the Company, which agreement terminated on October 1, 2024. In Fiscal 2024, we subleased the aircraft, on a non-exclusive basis, from the Lessor Entity. Pursuant to the Aircraft Sublease Agreement and the related
Aircraft Services Agreement with Aircraft Services Group, Inc. (a third-party aircraft management company with no affiliation to the
Company, Mr. Scholl or any of our executive officers) (“ASG”), the Company paid a fixed hourly rate to ASG which is inclusive of substantially all direct operating costs, expenses, fees, and charges incurred in connection with the Company’s operation of the aircraft during the rental period in which it operated the aircraft. Although Mr. Scholl was the primary Company passenger on the aircraft and generally used the aircraft when it was more practical than flying on scheduled commercial airlines, other members of management periodically utilized the aircraft. During Fiscal 2024, the Company made aggregate payments to ASG related to the aircraft of approximately $0.9 million plus a de minimis amount for registration fees and personal property taxes. The $0.9 million paid to ASG was used for aircraft operating costs.

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Transactions with 5% Holders
From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial institutions, become beneficial owners (through aggregation of holdings of their affiliates) of 5% or more of voting securities of the Company, and, as a result, are considered a “related party” under the Policy. These organizations may provide services to the Company. In addition, the Company may provide services to these organizations. During Fiscal 2024, we recognized revenue of approximately $0.4 million and $1.6 million, respectively, for services we provided to entities affiliated with Blackstone and BlackRock,
Inc. (“BlackRock”).  We also paid $0.2 million for products and services we received from BlackRock. Each of these transactions was conducted on, and all of these services were provided on, an arm’s-length basis. Blackstone ceased to be a 5% holder of voting securities of the Company on January 5, 2024.
On February 16, 2024, Starboard Value and Opportunity Master Fund, Ltd. (“Starboard V&O Fund,” and together with its affiliates,
“Starboard”) notified the Company of its intent to nominate up to four candidates for election to the Board at the 2024 annual meeting of stockholders. On May 5, 2024, the Company and Starboard entered into a cooperation agreement (the “Cooperation Agreement”), pursuant to which Starboard withdrew its nomination notice and the Board appointed David D. Guilmette as a Class I director of the
Board and Coretha M. Rushing as a Class III director of the Board. As a part of the Cooperation Agreement, the Company reimbursed
Starboard for its reasonable, documented out-of-pocket fees and expenses incurred in connection with its involvement with the
Company, including but not limited to, its Schedule 13D filings, its preparation and delivery of its nomination notice, its preparation and filing of preliminary proxy materials, and the negotiation and execution of the Agreement, in the aggregate amount of approximately
$0.6 million.  The Cooperation Agreement also contains mutual non-disparagement covenants and certain standstill obligations applicable to Starboard.
Transactions with Portfolio Companies
Our current Sponsor Investors (as defined below) are majority investors in, have control over, or are otherwise affiliated with many other companies. We have entered, and may in the future enter, into commercial transactions in the ordinary course of our business with some of these companies, including the sale of products and services and the purchase of products and services. We monitor those transactions with portfolio companies of our Sponsor Investors (as defined below) who are actively involved with the management of the
Company and inform the Audit Committee of transactions which require their oversight and approval under the Policy. None of these transactions or arrangements, in isolation, has been or is expected to be material to Alight.
During Fiscal 2024, we recognized revenue of approximately $2.7 million for services we provided to entities affiliated with Foley. During the same period, we paid approximately $0.2 million for products and services we received from entities affiliated with Foley.
Post-Business Combination Arrangements
We entered into certain agreements with certain of our pre-Business Combination investors in connection with the closing of the
Business Combination. The agreements described in this section are qualified in their entirety by reference to the full text of such agreements, which have been filed as exhibits to our Annual Report. These agreements include:
•Second Amended and Restated Limited Liability Company Agreement of Alight Holdings (see the section below entitled “Alight
Holdings Operating Agreement”);
•Tax Receivable Agreement (see the section below entitled “Tax Receivable Agreement”);
•Investor Rights Agreement (see the section below entitled “Investor Rights Agreement”); and
•Registration Rights Agreement (see the section below entitled “Registration Rights Agreement”).
Alight Holdings Operating Agreement
Concurrently with the completion of the Business Combination, the existing amended and restated limited liability company agreement of Alight Holdings was amended and restated in its entirety to become the Second Amended and Restated Limited Liability Company
Agreement of Alight Holdings, dated as of July 2, 2021, by and among Alight Holdings, the Company, certain subsidiaries of the
Company and the other members of Alight Holdings, and was amended further pursuant to the First Amendment to Second Amended and Restated Limited Liability Company Agreement of Alight Holdings, dated as of December 1, 2021, by and between Alight, Inc.,
Bilcar FT, LP, Trasimene Capital FT, LP and Alight Holdings.

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44  2025 PROXY STATEMENT
Tax Receivable Agreement
In connection with the Business Combination, we entered into a tax receivable agreement (the “Tax Receivable Agreement” or the
“TRA”) with certain of our pre-Business Combination owners (the “TRA Parties”), in substantially the form attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on July 12, 2021. The Tax Receivable Agreement provides for the payment by the Company to such TRA Parties of 85% of the benefits, if any, that the Company is deemed to realize (calculated using certain assumptions) as a result of (i) the Company’s direct and indirect allocable share of existing tax basis acquired in the Business
Combination, (ii) increases in the Company’s allocable share of existing tax basis and tax basis adjustments that will increase the tax basis of the tangible and intangible assets of Alight Holdings as a result of the Business Combination and as a result of sales or exchanges of the limited liability company interests of Alight Holdings (the “Alight Holdings Units”) for shares of Class A common stock after the Business Combination and (iii) certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. These increases in existing tax basis and tax basis adjustments generated over time may increase (for tax purposes) depreciation and amortization deductions and, therefore, may reduce the amount of tax that the Company would otherwise be required to pay in the future, although the Internal Revenue Service may challenge all or part of the validity of that tax basis, and a court could sustain such a challenge. Actual tax benefits realized by the Company may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable
Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the Tax Receivable Agreement is an obligation of the Company and not of Alight Holdings. While the amount of existing tax basis, the anticipated tax basis adjustments and the actual amount and utilization of tax attributes, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges of Alight Holdings Units for shares of Class A common stock, the applicable tax rate, the price of shares of our Class A common stock at the time of exchanges, the extent to which such exchanges are taxable and the amount and timing of our income, we expect that as a result of the size of the transfers and increases in the tax basis of the tangible and intangible assets of Alight Holdings and our possible utilization of tax attributes, including existing tax basis acquired at the time of the Business Combination, the payments that the
Company may make under the Tax Receivable Agreement may be substantial. The payments under the Tax Receivable Agreement are not conditioned on the exchanging holders of Alight Holdings Units or other TRA Parties continuing to hold ownership interests in the
Company or Alight Holdings. To the extent payments are due to the TRA Party Representative under the Tax Receivable Agreement, the payments are generally required to be made within ten business days after the tax benefit schedule (which sets forth the Company’s realized tax benefits covered by the Tax Receivable Agreement for the relevant taxable year) is finalized. The Company is required to deliver such a tax benefit schedule to the TRA Parties’ representative, for its review, within ninety calendar days after the due date
(including extensions) of the Company’s federal corporate income tax return for the relevant taxable year. For more information regarding our accrued liability under the TRA as of December 31, 2024, see Note 15 “Tax Receivable Agreement” to the Consolidated
Financial Statements included in our Annual Report.
Investor Rights Agreement
In connection with the closing of the Business Combination, on July 2, 2021, the Company, Trasimene Capital FT, LP, Bilcar, Cannae
LLC and THL FTAC LLC (collectively with Trasimene Capital FT, LP, Bilcar and Cannae LLC, and together with their affiliated transferees, the “Sponsor Investors”), and certain other investors entered into an Investor Rights Agreement (the “Investor Rights
Agreement”). Although other former investors have withdrawn from the Investor Rights Agreement and no longer have any director appointment rights, the Investor Rights Agreement provides that the Sponsor Investors continue to have the right to designate and have designated three of the eleven directors on our Board, including the Chairperson. As a result, the Sponsor Investors may be considered to have significant influence with respect to the Company’s management, business plans and policies, including the appointment and removal of the Company’s officers.
Designation Rights
The Investor Rights Agreement provides that for so long as the Sponsor Investors beneficially own at least 50% of the Common Stock held by the Sponsor Investors on the Closing Date, the Sponsor Investors will retain the right to designate three directors. If the
Sponsor Investors hold less than 50% of the Common Stock held by the Sponsor Investors on the Closing Date, the Investor Rights
Agreement provides that they will have the right to designate (1) if they collectively beneficially own at least 7.5% of the aggregate outstanding Common Stock, three directors, (2) if they collectively beneficially own at least 6.25% (but less than 7.5%) of the aggregate outstanding Common Stock, two directors, and (3) if the Sponsor Investors collectively beneficially own at least 2.5% (but less than
6.25%) of the aggregate outstanding Common Stock, one director. In addition, the Investor Rights Agreement provides that Cannae
LLC (or, if Cannae LLC is no longer party to the Investor Rights Agreement, the applicable designator for the Sponsor Investors at such time) will have the right to consent to any individual nominated for election to the Board seat initially occupied by the CEO of the
Company, for so long as the Sponsor Investors collectively beneficially own at least 7.5% of the aggregate outstanding Common Stock.

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Under the Investor Rights Agreement, any director that has been designated by the Sponsor Investors may only be removed with the consent of such investor, and the Sponsor Investors will be entitled to appoint replacement designees in the event a vacancy is created with respect to one of their designees.
Under the Investor Rights Agreement, the Company has agreed to include the applicable designees in its slate of nominees for election at any stockholder meetings and to use reasonable best efforts to cause each designee to be elected. In addition, each of the Sponsor
Investors agreed with the Company that it would vote in favor of the Board’s slate of nominees.
Registration Rights Agreement
In connection with the Business Combination, the Company entered into a Registration Rights Agreement (the “Registration Rights
Agreement”), dated as of July 2, 2021, with the Sponsor Investors, and certain of our legacy investors (collectively, the “RRA Parties”).
Pursuant to the Registration Rights Agreement, the Company, filed a Registration Statement to permit the public resale of all the registrable securities held by the RRA Parties from time to time as permitted by Rule 415 under the Securities Act of 1933, as amended
(the “Securities Act”) with the SEC. In addition, upon the demand of any such RRA Party, the Company will be required to facilitate a non-shelf registered offering of shares of Class A common stock requested by such RRA Party to be included in such offering. Any demanded non-shelf registered offering may, at the Company’s option, include shares of the Class A common stock to be sold by the
Company for its own account and will also include registrable shares to be sold by holders that exercise their related piggyback rights in accordance with the Registration Rights Agreement. Within 90 days after receipt of a demand for such registration, the Company will be required to use its reasonable best efforts to file a registration statement relating to such demand. In certain circumstances, the RRA
Parties will be entitled to piggyback registration rights in connection with the demand of a non-shelf registered offering.
In addition, the Registration Rights Agreement entitles the RRA Parties to demand and be included in a shelf registration when the
Company is eligible to sell its shares of Class A common stock in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act.
The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the
Securities Act.

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46  2025 PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
Executive
Compensation
This Compensation Discussion and Analysis describes our compensation philosophy, objectives, and practices; our compensation setting process; the elements of our executive compensation program; and the compensation of our named executive officers (“NEOs”)
for fiscal year 2024 -- including certain former executive officers :
•David D. Guilmette, Chief Executive Officer and Vice Chair(1)
•Jeremy J. Heaton, Chief Financial Officer(2)
•Martin T. Felli, Chief Legal Officer and Corporate Secretary
•Gregory R. Goff, Former President(3)
•Dinesh V. Tulsiani, Former Chief Strategy Officer(4)
Former NEOs:
•Stephan D. Scholl, Former Chief Executive Officer(5)
•Katie J. Rooney, Former Global Chief Financial Officer and Chief Operating Officer(6)
•Michael J. Rogers, Former Chief Human Resources Officer(7)
(1) Mr. Guilmette was appointed our Chief Executive Officer and Vice Chair  effective August 20, 2024.
(2) Mr. Heaton was appointed our Chief Financial Officer effective May 8, 2024.
(3) Mr. Goff subsequently separated from the Company effective January 31, 2025.
(4) Mr. Tulsiani subsequently separated from the Company effective February 14, 2025.
(5) Mr. Scholl ceased to be an executive officer on August 20, 2024, and then subsequently separated from the Company effective February 20, 2025.
(6) Ms. Rooney separated from the Company effective July 12, 2024.
(7) Mr. Rogers separated from the Company effective July 11, 2024 and entered into a consulting agreement with the Company effective July 12, 2024.
EXECUTIVE SUMMARY
Compensation Philosophy and Objectives
Our compensation policies and programs are designed to support the achievement of our business plans by motivating, retaining, and attracting exceptional talent. Our ability to compete effectively in the marketplace depends on the knowledge, capabilities, and integrity of our leaders. Our compensation policies and programs help create a high-performance, outcome-driven, and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. In addition, we believe our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing short-term and long-term results, and as such would not drive behavior that would have an adverse effect on our business.
The Compensation Committee is responsible for overseeing our executive compensation practices. Each year, the Compensation
Committee reviews our executive compensation and benefits programs to assess whether the programs are aligned with our business

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strategies, the competitive practices of our peer companies and our stockholders’ interests. As part of the regular reviews, the
Compensation Committee may occasionally utilize retention awards in support of our strategic objectives as necessary.
The three key objectives of our executive compensation programs are:
•Attract, motivate, and retain high performing talent in a highly competitive market;
•Encourage and reward corporate and individual performance that creates and sustains stockholder value; and
•Deliver competitive compensation for the achievement of annual and long-term results.
To achieve our objectives, we developed an executive compensation program that focuses on:
•Pay for Performance: ensuring a substantial portion of executive compensation is variable or “at risk” and directly linked to both
Company and individual performance;
•Competitive Market Practice: providing total compensation opportunities that are competitive with peers to attract and retain executives with exceptional levels of experience, skills, and education;
•Stockholder Alignment: aligning executive incentives with the long-term interests of stockholders through equity-based compensation, “at-risk” compensation linked to challenging performance goals which promote long-term stockholder value, and stock ownership requirements; and
•Retention: establishing multi-year vesting of performance-vested compensation such that an executive must remain with the
Company to receive value from an award.
Policies and Practices for Establishing Compensation Packages
Elements of Compensation
The table below describes the generally applicable primary elements of our NEOs’ compensation for 2024.

COMPONENT	DESCRIPTION

Base Salary	Base salary comprises the smallest component of our NEOs’ compensation.

Variable Compensation Plan (“VCP”)
Awards under the VCP are annual incentives delivered in the form of cash and are predominantly tied to Company achievement of annual financial and non-financial objectives.
•The VCP payout is based on Company financial performance – namely revenue and Adjusted EBITDA, which is then further adjusted to exclude the impact of certain other items determined by our Compensation Committee to arrive at the measure for VCP.
•The VCP payout based on Company financial performance is subject to an individual performance modifier based on individual objectives that may be either financial or non-financial and support our overall business strategy.

Long-Term Incentives (“LTI”)
LTI comprises the majority of our NEOs’ compensation.
•50% of LTI is delivered in the form of performance-vested restricted stock units
(“PRSUs”) that only vest at the end of the applicable performance period if the
Company meets pre-determined performance criteria. These performance criteria can include strategic financial metrics tied to our long-term business plan.
•50% of LTI is delivered in the form of time-vested restricted stock units (“RSUs”)
that typically vest over a three-year service period.

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48  2025 PROXY STATEMENT
2024 Say-on-Pay Results
We held a stockholder advisory vote on executive compensation in 2024, commonly referred to as a “say-on-pay vote,” which resulted in stockholder approval by over 95% of the votes cast on the advisory proposal. We take the views of our stockholders seriously and view this vote result as an indication that the principles of our executive compensation program are strongly supported by our stockholders.
Our Board has adopted a policy that is consistent with stockholder preference that we solicit a say-on-pay vote on an annual basis and, accordingly, we are holding a say-on-pay vote at this annual meeting.
How We Make Compensation Decisions
As our executive compensation program evolves as a public company, it will reflect the belief that the amount earned by our NEOs must depend on achieving rigorous Company and individual performance objectives designed to enhance stockholder value. We have made and intend to continue to make changes to our executive compensation programs with the goal of aligning our programs with our executive compensation philosophy and also take into consideration recommendations from our CEO based on reviews of individual performance and the feedback received from stockholders via our annual advisory vote on executive compensation.
Competitive Benchmarking
The Compensation Committee establishes the elements of compensation for our executives after a review of compensation market data from the peer group described below. The Compensation Committee reviews each element of compensation independently and in the aggregate to determine the right mix of elements, and associated amounts, for each executive that the Compensation Committee believes best helps further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total stockholder return.
Competitive Peer Group
In determining the design and the amount of each element of compensation, the Compensation Committee, with the assistance of its independent compensation consultant, Mercer (US) Inc. (the “Compensation Consultant”), conducts a thorough annual review of competitive market information. The Compensation Committee reviews data from major published surveys and proxy information of companies in the professional services and technology-focused industry segments.
The Compensation Committee, with assistance from its compensation consultant, reviewed and developed a competitive peer group, which the Compensation Committee used to review executive compensation for 2024 (the “Peer Group”). As part of the review conducted in fiscal 2023, the Compensation Committee decided to add Maximus Inc. and Workday, Inc. due to their industry fit and peer overlap.  The Compensation Committee also decided to remove Black Knight Inc. and Citrix Systems, Inc. due to their mergers, and CACI International Inc. due to its size.  The revised Peer Group consists of companies that reflect a mix of professional services and technology-focused companies that we compete with for executive talent with industry- specific knowledge and experience. The
Peer Group also includes companies in the data processing and outsourcing services, application software and human resources and employment services sectors, as well as management and Board recommendations. Additionally, the Peer Group companies were selected to represent companies with median revenues of $4.6 billion and a median market capitalization of $5.44 billion. While the
Compensation Committee uses peer group market data percentiles as reference points in setting executive compensation, it does not target specific benchmark percentiles for any element of compensation or total direct compensation for the executive officers.

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The following table sets forth the companies included in our Peer Group used to review executive compensation for 2024.

COMPETITIVE PEER GROUP

ASGN Incorporated	HealthEquity, Inc.	WEX Inc.

Broadridge Financial Solutions	Insperity, Inc.	WNS (Holdings) Ltd.

Ceridian HCM Holding Inc.	Maximus Inc.	Workday, Inc.

EPAM Systems, Inc.	Paychex, Inc.

ExlService Holdings Inc.	TriNet Group, Inc.

Genpact Limited	TTEC Holdings, Inc.
Overview of 2024 Compensation
Annual Base Salary
Our philosophy is to pay base salaries that are commensurate with the applicable NEO’s experience and expertise, taking into account, among other things, the recommendation of the Compensation Consultant and competitive market data for executives with similar roles and responsibilities. The Compensation Committee does not benchmark to a specific percentile within that data. The Compensation
Committee reviews each NEO’s base salary annually considering market salary data, relative compensation within the executive group, an assessment of corporate performance, as well as individual performance of each NEO. In 2024, the Compensation Committee approved a base salary increase for Mr. Heaton (17%) and Mr. Goff (11%) in recognition of additional responsibilities when they assumed the Chief Financial Officer and President roles, respectively.

NAME	BASE SALARY AS OF DECEMBER 31, 2024	BASE SALARY AS OF DECEMBER 31, 2023

David D. Guilmette(1)	$870,000	N/A

Jeremy J. Heaton	$525,000	$450,000

Martin T. Felli	$450,000	$450,000

Gregory R. Goff(2)	$525,000	$475,000

Dinesh V. Tulsiani(2)	$450,000	$450,000

Stephan D. Scholl(3)	$870,000	$870,000

Katie Rooney(4)	$550,000	$550,000

Michael J. Rogers(5)	$428,824	$428,824
(1)Mr. Guilmette was appointed our Chief Executive Officer and Vice Chair effective August 20, 2024.
(2)Messrs. Goff and Tulsiani subsequently separated from the Company in January and February 2025, respectively.
(3)Mr. Scholl ceased to be an executive officer on August 20 2024 and then subsequently separated from the Company effective February 20, 2025.
(4)Ms. Rooney separated from the Company effective July 12, 2024. The 2024 base salary shown in the table above is Ms. Rooney’s base salary as of her separation date.
(5)Mr. Rogers separated from the Company effective July 11, 2024 and then entered into a consulting agreement with the Company effective July 12, 2024. The 2024 base salary shown in the table above is Mr. Roger’s base salary as of his separation date. Mr. Rogers is based in Belgium and is paid in Euros.  Amounts were converted to USD using a rate of 1.0353 USD per Euro, the currency exchange rate on December 31, 2024.
Variable Compensation Plan
The VCP provides our NEOs and other eligible employees an opportunity to share in the Company’s success by aligning annual incentive compensation with annual performance. The VCP encourages the achievement of our internal annual business goals approved by the Compensation Committee at the start of the performance year. The bonus pool funding for target performance was determined after considering our financial results from the prior year and the annual operating budget for the performance year. The alignment of the VCP with our internal annual business goals is intended to motivate all participants to achieve and exceed our annual performance objectives which directly impacts the level of funding of the VCP bonus pool. To maintain alignment of pay and performance, the Compensation Committee may exercise discretion to determine the extent to which the VCP bonus pool is funded, as well as the VCP payment received by each NEO.

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The table below describes the target VCP participation rate and potential VCP payout range for each named executive officer.

NAME	2024 TARGET VCP PARTICIPATION RATE AS A PERCENTAGE OF BASE SALARY	POTENTIAL VCP PAYOUT RANGE AS A PERCENTAGE OF TARGET VCP PARTICIPATION RATE

David D. Guilmette	200%	0-200%

Jeremy J. Heaton	100%	0-200%

Martin T. Felli	75%	0-200%

Gregory R. Goff	100%	0-200%

Dinesh V. Tulsiani	75%	0-200%

Stephan D. Scholl	200%	0-200%

Katie J. Rooney	100%	0-200%

Michael J. Rogers	75%	0-200%
VCP Financial Performance Measures
Our priorities for Fiscal 2024 were to drive business growth and create stockholder value. Our 2024 performance measures for VCP payout determinations were Adjusted EBITDA and revenue. Adjusted EBITDA, a non-GAAP financial measure, is defined as earnings before interest, taxes, depreciation, and intangible amortization adjusted for the impact of certain non-cash and other items that we do not consider in the evaluation of ongoing operational performance. This result may then be further adjusted to exclude the impact of certain other items determined by the Compensation Committee. Revenues are principally derived from fees paid by clients for services.
We used these two measures because we believe they are key drivers in increasing stockholder value and because every VCP participant can impact them in some way. Adjusted EBITDA is used as an indicator of our earnings performance. Revenues are used as an indicator of our growth. These measures may change from time to time based on business priorities. The Compensation Committee approved the minimum, target and maximum goals for each measure and the corresponding level of VCP bonus pool funding. The bonus percentage for threshold financial performance was 0% and bonus percentage for maximum financial performance was 150%.
In September 2024, following the divestiture of the Company’s payroll and professional services business units, the Compensation
Committee approved revised revenue and Adjusted EBITDA goals to exclude divested business units.

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The table below shows the revised post divestiture Fiscal 2024 total Company performance goals at target for each of our performance measures and the actual Fiscal 2024 achievement of those goals.

	TARGETS	ELEMENT BUDGET FUNDING	ADJUSTED ACTUALS	ACHIEVEMENT (PERCENTAGE OF BUDGET FUNDING)	FINAL BONUS POOL FUNDING	VCP FUNDING (% OF TARGET POOL)

Adjusted EBITDA(1)	$610.0	$45.0	$594.0	20%	$9.1	13.0%

Revenue	$2,350.0	$15.0	$2,353.0	102%	$15.3	23.0%

						36.0%
1)See “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Review of Results—Key Components of Our Operations—Non-GAAP Financial Measures” in our
Annual Report for a description of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to its comparable GAAP metric.
VCP Individual Performance
Executives were also eligible to receive an assigned individual performance payout modifier between 0% to 200% to reflect individual performance for the entire fiscal year. For named executive officers other than the CEO, individual performance and assignment of the individual performance payout modifier are based on the CEO’s recommendations and assessment of the executive’s performance for the entire fiscal year. Mr. Guilmette’s individual performance and assignment of the individual performance payout modifier is based on the Compensation Committee’s assessment of his performance against his annual objectives as CEO, and the Compensation
Committee’s assessment of his leadership in Fiscal 2024. These objectives are not stated in quantitative terms, and a particular weighting is not assigned to any one of these individual goals. The objectives are not established in terms of how difficult or easy they are to attain; rather, they are used in assessing the overall quality of the individual’s achievement of each objective. For Fiscal 2024, the individual factors and other considerations included:
•the achievement of performance objectives tied to Alight’s financial performance and overall business plan;
•the accomplishment of Company transformation goals; and
•qualitative leadership goals.
We do not use a formula to measure individual performance. However, in no event can the assigned individual performance payout modifier result in a VCP payout that exceeds 200% of the executive’s target VCP participation rate
Notwithstanding the establishment of the performance components and the formula for determining the VCP award payment amounts, the Compensation Committee can exercise positive or negative discretion and award a greater or lesser amount to our named executive officers than the amount determined by the VCP award formula if, in the exercise of its business judgment, the Compensation
Committee determines that a greater or lesser amount is warranted under the circumstances.
Actual VCP Awards
For Fiscal 2024, the Company’s financial performance resulted in 36% funding of each NEO’s VCP bonus. Except for Mr. Guilmette who was assessed by the Compensation Committee, the individual performance payout modifier achieved by each NEO is shown in the table below and represents the CEO’s assessment of performance against the objectives described above under “VCP individual performance.” The table below shows the results used by the Compensation Committee in their assessment and determination of the actual VCP bonus payouts for Fiscal 2024 for each NEO. Ms. Rooney and Mr. Rogers separated from the Company prior to the end of
Fiscal 2024 and were not eligible for a VCP payout. The sum and/or computation of actual VCP bonus amounts may not equal the total due to rounding.

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NAME	ELIGIBLE BASE SALARY	VCP TARGET	ACTUAL PERCENTAGE ACHIEVED: TOTAL COMPANY FUNDING	ACTUAL PERCENTAGE ACHIEVED: INDIVIDUAL PERFORMANCE	ACTUAL VCP BONUS

David D. Guilmette(1)	$318,525	200%	36%	100%	$229,338

Jeremy J. Heaton(2)	$525,000	93.8%	36%	110%	$194,977

Martin T. Felli	$450,000	75%	36%	85%	$103,275

Gregory R. Goff(3)	—	—	—	—	$—

Dinesh V. Tulsiani(3)	—	—	—	—	$—

Stephan D. Scholl(4)	$508,333	200%	36%	100%	$366,000
(1)Mr. Guilmette was appointed our Chief Executive Officer and Vice Chair in  August 2024 and his actual bonus was calculated using pro rata earnings based on time of service during the fiscal year.
(2) Mr. Heaton was appointed our Chief Financial Officer in May 2024 and his actual bonus was calculated using a pro rata bonus target based on period of time his target was 75% before it was increased to 100% in May.
(3) Mr. Goff and Mr. Tulsiani separated from the Company in January and February 2025, respectively, prior to the bonus payout date and were not eligible for a bonus.
(4) Mr. Scholl ceased to be an executive officer in August 2024. Pursuant to a transition agreement between the Company, he was eligible for a pro rata bonus based on time of service through August
2024 and an individual performance modifier deemed at 100%.

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Long-Term Incentive Compensation
The Compensation Committee believes a large part of an executive’s compensation should be linked to long-term stockholder value creation as an incentive for sustained, profitable growth. Therefore, our long-term incentive awards for our NEOs are in the form of equity awards, both performance and time-vested, and provide reward opportunities competitive with those offered by companies in the
Peer Group for similar jobs. Consistent with the other elements of compensation, the Compensation Committee does not target specific benchmark percentiles for long-term incentive awards for our NEOs and instead uses a number of factors in establishing the long-term incentive award levels for each individual, including a review of each individual’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, vesting schedules, comparison of individual awards between executives and in relation to other compensation elements, market data, stockholder dilution and accounting expense. Should we deliver against our long-term goals, the long-term equity incentive awards become a significant portion of the total compensation of each executive. For more information on the 2024 long-term equity grants, please see the 2024 Grants of Plan-Based Awards table included in this Proxy Statement.
LTI Target Levels
As part of our Long-term Incentive program, the Company offers annual LTI awards. The LTI mix for our NEOs in 2024 was 50% RSUs and 50% PRSUs. The Compensation Committee chose this mix of equity-based awards to align the interests of NEOs to our stockholders. In addition, as determined at the discretion of the Compensation Committee, the Company may grant special awards intended for retention or to further incentivize performance that it believes to be in the best interests of the Company and its stockholders.
Restricted Stock Units
RSUs granted in 2024 as part of the annual LTI program vest in three equal annual installments, subject to the continued employment of the applicable NEO. (See the table entitled “Outstanding Equity Awards at Fiscal 2024 Year-End” for details concerning the vesting schedule of the RSUs.)
Performance-Vested RSUs
PRSUs granted in 2024 as part of the annual LTI program vest based on the achievement of certain performance goals over a three–
year performance period, subject to the continued employment of the applicable NEO. (See the table entitled “Outstanding Equity
Awards at Fiscal 2024 Year-End” for details concerning the vesting criteria for the PRSUs.) The key features of the 2024 PRSUs are described below:
•PRSUs give the executive the right (subject to Compensation Committee discretion to reduce but not increase awards beyond the maximum opportunity) to vest in a number of RSUs based on achievement against performance goals over a three-year performance period. Actual shares that will vest, if any, will vary based on the Compensation Committee’s certification of the achievement of the performance goals at the end of the three years. The three-year performance period was designed to discourage short-term risk taking and reinforce the link between the interests of our stockholders and our NEOs over the long term.
•The number of PRSUs that will vest is based on the Company’s achievement of revenue and Adjusted EBITDA goals, as determined by the Compensation Committee and as measured on a cumulative basis over the three-year performance period covering Fiscal 2024 through fiscal year 2026. Each metric (revenue and Adjusted EBITDA) is equally weighted at 50%, and the potential payout range as a percentage of the target award is 0% to 200%.
•If earned at target, 100% of the PRSUs will vest at the end of the three-year performance period.
The Board has the ability under our 2021 Omnibus Incentive Plan (the “2021 Plan”) to make adjustments in the method of calculating the attainment of performance goals for a performance period.

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2022 PRSU Performance Period Results
In February 2025, the Compensation Committee reviewed performance for the January 1, 2022 to December 31, 2024 PRSU
performance period. The Company’s performance against revised Cumulative BPaaS revenue and revenue performance metrics resulted in 105.61% of target shares being earned. In September 2024, following the divestiture of the Company’s payroll and professional services business units, The Compensation Committee approved revised BPaaS revenue and revenue goals to exclude the divested business units, Shares earned under the 2022 PRSU awards are detailed as part of the Outstanding Equity Awards at
Fiscal 2024 Year-End table included in this Proxy Statement.

	TARGET	ACTUAL PERFORMANCE	ACHIEVEMENT (PERCENTAGE OF TARGET)	WEIGHTING	ACHIEVEMENT (PERCENTAGE OF PRSUS EARNED)

Cumulative BPaaS Revenue ($B)	$1.958	$2.007	112.28%	50%	56.14%

Revenue ($B)	$9.385	$9.380	98.95%	50%	49.48%

					105.61%
2024 Special Long-Term Incentive Awards
Based on the review of each NEO’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, and more importantly the criticality of the executive’s role to executing the Company’s strategy following the divestiture of the Company’s payroll and professional services business units, and retention risk, on March 17, 2024, the
Compensation Committee awarded special PRSU awards to select NEOs.

NAME	TARGET SPECIAL PRSUS

Jeremy J. Heaton	201,845

Martin T. Felli	43,252

Gregory R. Goff	334,486

Dinesh V. Tulsiani	69,204

Stephan D. Scholl	507,497

Michael J. Rogers	86,505
Below are the key features of the special 2024 PRSUs that differ from the annual PRSU awards described above:
•Annual performance goals:  Eligible to vest annually in one-third of the target number of PRSUs based on the Compensation
Committee’s certification of achievement against annual performance goals over a three-year performance period. Actual shares that will vest each year, if any, will vary based on the achievement of the performance goals at the end of each fiscal year.
•Financial performance goals:  The number of PRSUs that will be subject to vest annually is based on the Company’s achievement of revenue and EBITDA margin expansion goals, as determined by the Compensation Committee. Revenue was chosen to further drive focus on top-line growth and margin expansion was selected to drive disciplined growth, operational efficiency, and sustainable profitability — key levers in maximizing stockholder returns. Each metric (revenue and EBITDA margin expansion) is equally weighted at 50%.
•Relative total stockholder return:  To directly link the interests of our stockholders and our NEOs, will be subject to an annual relative total stockholder return (“rTSR”) that can modify the number of RSUs by +/- 25%.  The modifier is based on percentile ranking of Company TSR against TSR performance of the Russell 2000 Index companies.
•If earned at target, one-third of the total PRSUs will vest at the end of each year over the three-year performance period.
Potential payout range as a percentage of the target award is 0% to 200%.

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The Board has the ability under our 2021 Omnibus Incentive Plan (the “2021 Plan”) to make adjustments in the method of calculating the attainment of performance goals for a performance period.
For additional details about these long-term equity awards, please see the 2024 Grants of Plan-Based Awards table. Shares earned under the special 2024 PRSU awards are detailed as part of the Outstanding Equity Awards at Fiscal 2024 Year-End table included in this Proxy Statement.
2024 Special PRSU Performance Period Results
In September 2024, following the divestiture of the Company’s payroll and professional services business units, The Compensation
Committee approved revised revenue and EBITDA margin expansion goals to exclude divested business units. Shares earned under the 2024 performance period of the 2024 special PRSU awards are detailed as part of the Outstanding Equity Awards at Fiscal 2024
Year-End table included in this Proxy Statement. In February 2025, the Compensation Committee reviewed performance for the
January 1, 2024 to December 31, 2024 special PRSU performance period. The Company’s performance against revised revenue and
EBITDA margin expansion performance metrics and following application of the rTSR modifier resulted in 116.17% of target shares being earned.

	TARGET	ACTUAL PERFORMANCE	ACHIEVEMENT (PERCENTAGE OF TARGET)	WEIGHTING	ACHIEVEMENT (PERCENTAGE OF PRSUS EARNED)

Revenue ($B)	$2,338	$2,353	200.00%	50%	100.00%

EBITDA Margin Expansion	0.5%	0.4%	83.33%	50%	41.67%

					141.67%
Relative TSR Modifier

25th PERCENTILE ACHIEVEMENT	50th PERCENTILE ACHIEVEMENT	75th PERCENTILE ACHIEVEMENT	ACHIEVEMENT (PERCENTILE RANKING)	ACHIEVEMENT (rTSR MODIFIER)

75%	100%	125%	32nd	82%
Long-Term Incentive Grant Practices
We do not have any program, plan, or practice to time equity grants to take advantage of the release of material information. During
Fiscal 2024, equity awards were granted in March to executive officers at one of our regularly scheduled or special Compensation
Committee meetings.
Other Pay Practices
Securities Trading Policy; No Hedging or Pledging
Directors and executive officers must comply with our Securities Trading Policy and may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from our Chief Legal Officer and Corporate Secretary. No director or executive officer is permitted to engage in short sales with respect to our stock. Additionally, no director, executive officer or other employee is permitted to (i) transact through mechanisms that hedge against our securities (i.e., transactions in put options, call options or other derivative securities on an exchange or in any other organized market, or in any other inherently speculative transactions) or (ii) hold our securities in a margin account or otherwise pledge our securities as collateral for a loan. A director, executive officer or other employee may seek pre-clearance from our Board to engage in the transactions set forth in (i) and (ii) in the preceding sentence, but the Board is under no obligation to approve any pre-clearance request. Any transaction pre-clearance will be based on the particular facts and circumstances of each request and may be granted for pledging activity where the requestor wishes to pledge the Company’s securities as collateral for a loan and indicates his or her financial capacity to repay the loan without resort to the pledged securities, taking into consideration the percentage of the pledged securities to the requestor’s total holdings. Such pre-clearance is expected to

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56  2025 PROXY STATEMENT
only be granted in exceptional circumstances, and the Board has not yet received any pre-clearance requests for either a hedging or a pledging transaction by a director or executive. These provisions are part of our overall compliance program to prevent any of our directors, officers, or employees from trading on material non-public information.
Clawback Policy
Effective October 2023, we adopted a standalone clawback policy that is compliant with the requirements of the Dodd-Frank Act, Rule
10D-1 of the Exchange Act and NYSE Rule 303A.14. This policy provides that, upon the occurrence of an accounting restatement of the Company’s financial statements to correct an error, the Compensation Committee must recoup incentive-based compensation that was erroneously granted, earned or vested to our current and former “officers” (as defined under Rule 16a-1 of the Exchange Act)
based wholly or in part upon the attainment of any financial reporting measure, subject to limited exceptions. This policy replaced the clawback policy previously adopted by the Compensation Committee in July 2021.
Equity Ownership Guidelines
The Compensation Committee maintains equity ownership guidelines to promote substantial equity ownership by the Company’s management and align their interests with the interests of our long-term stockholders. Each executive officer is required to own equity equal to a multiple of his or her base salary, reflecting such executive officer’s role and level of responsibility at the Company.
For the purposes of these requirements, all shares owned and any unvested RSUs and time-vested restricted shares are included in the calculation. Unvested PRSUs and performance-vested restricted shares are not included in the calculation. Executive officers have five years from their appointment as an executive officer to attain the required level of ownership. Executive officers who have not yet met their equity ownership requirements are required to retain 100% of their after-tax shares until the share ownership requirement is met. All NEOs have met their applicable equity ownership requirements as of the record date.

TITLE/POSITION	STOCK OWNERSHIP REQUIREMENT

Chief Executive Officer	6x Base Salary

Chief Financial Officer	3x Base Salary

Other executive officers that are CEO direct reports	2x Base Salary
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material
Non-public Information
We do not currently grant new awards of stock options, stock appreciation rights or similar option-like equity awards. Accordingly, we have no specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information.
In the event we determine to grant new awards of stock options or similar equity awards in the future, the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation in fiscal year 2024.
Executive and Broad-based Employee Benefits
Our NEOs are eligible to participate in benefit programs designed for all of our full-time employees during the period of their employment. These programs include a tax qualified 401(k) savings plan, medical, dental, disability, and life insurance programs and a matching charitable gift program. Our NEOs are eligible to participate in a voluntary executive physical program, which is intended to encourage each individual to receive regular comprehensive physical examinations, as their health and well-being are important to our success.
Pursuant to a short term assignment agreement between the Company and Mr. Rogers, beginning in April 2024, Mr. Rogers temporarily relocated his family from Belgium to Chicago, Illinois, the location of our corporate headquarters.  In connection with his short term assignment he was provided certain benefits under our global assignment program, including a housing allowance to cover the cost of rent and utilities.
The benefits and perquisites received by our NEOs and their value are described in more detail in the footnotes to the Summary
Compensation Table.

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Compensation and Risk Assessment
The Compensation Committee regularly reviews the risks arising from our compensation policies and practices applicable to our executive officers and evaluates the policies and practices that could mitigate any such risk. Based on these reviews, the
Compensation Committee does not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on our company.
Severance Arrangements
Our Board believes that severance arrangements are necessary to attract and retain the talent necessary for our long-term success.
Our Board views our severance arrangements as recruitment and retention devices that help secure the continued employment and dedication of our named executive officers, including when we are considering strategic alternatives.
Pursuant to Mr. Guilmette’s, Mr. Scholl’s and Ms. Rooney’s respective employment agreements (together, the “Employment
Agreements”), they are or were each entitled to severance benefits if his or her employment is or was terminated by us without
“cause” (as defined in the applicable employment agreement) or by the named executive officer for “good reason” (as defined in the applicable employment agreement). Each of our other named executive officers has entered into a severance letter agreement with us under which each such named executive officer is entitled to severance benefits if he or she is terminated by us without “cause” (as defined in the severance letter agreements) or by him or her for “good reason” (as defined in the severance letter agreements), as applicable. See “Potential Payments Upon Termination or Change in Control” below for further information regarding the severance arrangements of our named executive officers.

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Employment Agreements
On October 17, 2024, Alight Solutions LLC (“Alight Solutions”), a subsidiary of the Company, and David Guilmette, the Company’s Chief
Executive Officer and Vice Chair, entered into an Amended and Restated Employment Agreement (the “Guilmette Agreement”).
Previously, on August 18, 2021, Alight Solutions entered into (i) an amended and restated employment agreement with Stephan Scholl, the then CEO of Alight Solutions and the Company (the “Scholl Agreement”) and (ii) an employment agreement with Katie Rooney, the then Chief Financial Officer of Alight Solutions and the Company (the “Rooney Agreement”).
The Guilmette Agreement
Under the terms of the Guilmette Agreement, Mr. Guilmette serves as our CEO and Vice Chair. His initial term of employment will be approximately three years, from August 20, 2024 through December 31, 2027, which term will automatically extend for successive one-
year periods unless either party provides written notice not to extend the term. Mr. Guilmette receives a base salary of $870,000 per year, which may be increased (but not decreased) from time to time by the Board and is eligible to receive an annual bonus targeted at
200% of his base salary.
Pursuant to the Guilmette Agreement, Mr. Guilmette is also entitled to (i) reimbursement by Alight Solutions for costs associated with his use of private aviation for business-related domestic trips to the Company’s headquarters in Chicago, Illinois from Mr. Guilmette’s principal place of employment in Nashville, Tennessee or for other business related domestic trips, and (ii) travel first-class on any commercial flight for business purposes.
As more specifically described and set forth in the Guilmette Agreement, Mr. Guilmette is also eligible to receive severance benefits following certain terminations of his employment. Upon a termination of Mr. Guilmette’s employment by us without “cause” or by
Mr. Guilmette for “good reason” (as each term is defined in the Guilmette Agreement), Mr. Guilmette will be entitled to receive the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims: (i) a severance payment equal to 1x base salary in the case of a termination without cause or termination for good reason on or prior to December 31,
2025 and 2x base salary in the case of a termination without cause or termination for good reason after December 31, 2025 on or prior to January 1, 2026; (ii) a pro-rata portion of his annual bonus for the year in which the termination occurs based on actual results for such year; and (iii) continued participation in our group health plan for up to 12 months following his termination date.
The Scholl Agreement
Under the terms of the Scholl Agreement, Mr. Scholl served as our CEO. His initial term of employment was five years from the effective date of the Scholl Agreement. Mr. Scholl received a base salary of $800,000 per year, which the Scholl Agreement provided could be increased (but not decreased) from time to time by the Board and was eligible to receive an annual bonus targeted at 200% of his base salary.
The Scholl Agreement also provided that upon a “change in control” (as defined in the Scholl Agreement) of Alight Solutions, any initial equity-based incentive awards granted to Mr. Scholl in connection with the closing of the Company’s business combination on July 2,
2021 (the “Initial Grant”) would immediately vest in full, subject to Mr. Scholl’s continued employment on the date of such change in control. However, if Mr. Scholl’s employment was terminated by Alight Solutions without “cause” or by Mr. Scholl with “good reason” (as each term is defined in the Scholl Agreement), in either case, in the six-month period prior to a change in control, Mr. Scholl would have been deemed employed as of the date of the change in control for purposes of vesting with respect to the Initial Grant.
Pursuant to the Scholl Agreement, Mr. Scholl was also entitled to (i) reimbursement by Alight Solutions for costs associated with his use of private aviation for business-related purposes, in an amount up to an annual average of $6,700 per hour for up to 200 flight hours per year, and (ii) travel first-class on any commercial flight for business purposes. For further information regarding private aviation, please refer to “Certain Relationships and Related-Person Transactions.”
As more specifically described and set forth in the Scholl Agreement, Mr. Scholl was also eligible to receive severance benefits following certain terminations of his employment. Upon a termination of Mr. Scholl’s employment by us without “cause” or by Mr. Scholl for “good reason” (as each term is defined in the Scholl Agreement), Mr. Scholl was entitled to receive the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims: (i) a severance payment, payable in equal installments over 24 months following termination and equal to two times the sum of: (A) his annual base salary (at the highest rate in effect in the 6-month period preceding his termination date) and (B) his average annual bonus over the two most recent full completed fiscal years immediately preceding the fiscal year in which his termination date occurs (and if he was not employed by us for two full fiscal years immediately preceding the year in which his termination date occurs, the amount was based on his average annualized bonus received in respect of the fiscal years in which he was actually employed); (ii) a pro-rata portion of his annual bonus for the year

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in which the termination occurs based on actual results for such year; (iii) continued participation in our group health plan for up to 12 months following his termination date; and (iv) access to outplacement services for the 12-month period following his termination date.
The Rooney Agreement
Under the terms of the Rooney Agreement, Ms. Rooney served as our Chief Operating Officer. Her initial term of employment was three years from the effective date of the Rooney Agreement, which term was automatically extend for successive one-year periods unless either party provides written notice not to extend the term. Ms. Rooney received a base salary of $550,000 per year, which the Rooney
Agreement provided could be increased (but not decreased) from time to time by the Board and was eligible to receive an annual bonus targeted at 100% of her base salary.
As more specifically described and set forth in the Rooney Agreement, Ms. Rooney was also eligible to receive severance benefits following certain terminations of her employment. Upon a termination of Ms. Rooney’s employment by us without “cause” or by
Ms. Rooney for “good reason” (as each term is defined in the Rooney Agreement), Ms. Rooney was entitled to receive the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims: (i) a severance payment, payable in equal installments over 24 months following termination and equal to two times the sum of: (A) her annual base salary (as in effect immediately prior to her termination date or immediately prior to any reduction if her termination is due to a reduction in base salary) and (B) her average annual bonus over the two most recent full completed fiscal years immediately preceding the fiscal year in which her termination date occurs; (ii) continued participation in our group health plan for up to 12 months following her termination date; and (iii) access to outplacement services for the 12-month period following her termination date.
The Employment Agreements also subject Mr. Scholl, Ms. Rooney, and Mr. Guilmette to certain restrictive covenants, including confidentiality of information, non-competition, non-solicitation, and non-disparagement. The confidentiality and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants each have terms effective both during the term employment and for two years following any termination of employment.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on that review and its discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and
Analysis be included in this Proxy Statement.
Members of the Compensation Committee:
Richard N. Massey (Chair)
Michael E. Hayes
Kausik Rajgopal
Coretha M. Rushing
Robert A. Schriesheim
Denise Williams

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60  2025 PROXY STATEMENT
Summary Compensation Table
The following table provides compensation information for our Fiscal 2024 NEOs. The table also shows compensation information for fiscal years 2023 and 2022 for current NEOs who were also NEOs during either of those years. The sum and/or computation of individual numerical amounts disclosed in the following tables and related footnotes may not equal the total due to rounding.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
David D. Guilmette
Chief Executive Officer and Vice Chair	2024	$319,659	$—	$6,673,339	$229,338	$119,968	$7,342,304
Jeremy J. Heaton
Chief Financial Officer	2024	$492,367	$750,000	$4,249,994	$194,977	$28,910	$5,716,247
Martin T. Felli
Chief Legal Officer and Corporate Secretary	2024	$450,000	$850,000	$1,174,982	$103,275	$24,031	$2,602,287
	2023	440,625	—	2,699,996	106,623	10,530	3,257,775
Gregory R. Goff
President	2024	$512,500	$800,000	$5,199,984	$—	$20,800	$6,533,283
	2023	475,000	—	2,502,985	115,069	50,190	3,143,244
	2022	468,750	—	2,000,000	320,625	28,552	2,817,927
Dinesh V. Tulsiani
Chief Strategy Officer	2024	$450,000	$1,000,000	$1,199,997	$—	$64,828	$2,714,826
	2023	450,000	—	1,025,988	109,013	24,697	1,609,698
	2022	443,750	—	1,900,000	298,756	24,607	2,667,113
Stephan D. Scholl
Former Chief Executive Officer	2024	$800,000	$—	$11,699,984	$366,000	$9,359	$12,875,343
	2023	800,000	—	6,599,991	516,800	36,546	7,953,337
	2022	800,000	—	5,000,000	1,440,000	25,024	7,265,024
Katie J. Rooney
Former Global Chief Financial Officer and Chief Operating Officer	2024	$295,833	$—	$—	$—	$1,770,899	$2,066,732
	2023	521,402	—	3,529,992	177,650	30,820	4,259,864
	2022	500,000	—	1,900,000	450,000	23,334	2,873,334
Michael J. Rogers(5)
Former Chief Human Resources Officer	2024	$226,748	$500,000	$749,998	$—	$1,912,343	$3,389,090
(1)Amounts reflect special transaction bonus payments in July 2024 to Messrs. Heaton, Felli, Goff, Tulsiani and Rogers in recognition of their significant efforts to consummate the sale of the Company’s professional services and payroll & HCM outsourcing businesses.
(2)Amounts reflect the aggregate grant date fair value of RSU and PRSU awards. If maximum performance conditions are achieved over the entire three-year period, the grant date fair values for the
PRSUs granted in Fiscal 2024 would be: Mr. Guilmette, $6,238,546; Mr. Heaton, $4,770,676; Mr. Felli, $1,033,571; Mr. Goff, $6,448,250; Mr. Tulsiani, $1,436,675; Mr. Scholl, $12,797,004; and
Mr. Rogers $1,197,229. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.
(3)Amounts reflect cash incentive amounts earned by the executives under our VCP.
(4)Amounts shown in the All Other Compensation column for Fiscal 2024 are detailed in the table below (see “—Compensation Discussion and Analysis” for more details on the items in the table below):

Name	Life Insurance(a)	401(k) Plan Match(b)	Executive Physical(c)	Tax Payments(d)	Other Payments(e)	Severance(f)	Total

David D. Guilmette	$3,968	$—	$—	$—	$116,000	$—	$119,968

Jeremy J. Heaton	$1,253	$18,725	$5,009	$3,923	$—	$—	$28,910

Martin T. Felli	$2,894	$13,616	$4,298	$3,223	$—	$—	$24,031

Gregory R. Goff	$2,075	$18,725	$—	$—	$—	$—	$20,800

Dinesh V. Tulsiani	$1,663	$19,300	$6,280	$4,995	$32,590	$—	$64,828

Stephan D. Scholl	$3,859	$5,500	$—	$—	$—	$—	$9,359

Katie J. Rooney	$694	$18,652	$—	$—	$23,903	$1,727,650	$1,770,899

Michael J. Rogers	$—	$—	$—	$—	$362,405	$1,549,938	$1,912,343
(a)Amounts reflect imputed income for insurance.

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61

(b)Amounts reflect company matching contributions under our 401(k) Plan.
(c)Amounts reflect amounts for participation in the voluntary executive physical program.
(d)Amounts reflect tax payments to Messrs. Heaton, Felli, and Scholl for the executive physical program.
(e)Amounts reflect $64,897 for corporate housing in Chicago, Illinois for  Mr. Guilmette who resides in Nashville, Tennessee and $51,103 in compensation for Mr. Guilmette’s service as a member of the
Board of Directors prior to his appointment as CEO, tax receivable agreement payments to Mr. Tulsiani and Ms. Rooney, and consulting fees of $215,188 and continued assignment costs of $147,217
(housing ($82,775), minor children education tuition ($32,425), and allowances) to Mr. Rogers following his separation from the Company.
(f)Amounts reflect severance benefits in connection with Ms. Rooney and Mr. Rogers’ separations from the Company.

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62  2025 PROXY STATEMENT
2024 Grants of Plan-Based Awards
The following table sets forth summary information regarding all grants of plan-based awards made to our NEOs during Fiscal 2024.
The sum and/or computation of individual numerical amounts disclosed in the following tables and related footnotes may not equal the total due to rounding.

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		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(4) ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

David D. Guilmette

	N/A		$639,318	$1,278,636

	7/2/2024(5)							3,294		$23,354

	7/2/2024(5)							21,156		149,996

	10/1/2024					$450,762	$901,524			3,249,994

	10/1/2024							450,762		3,249,994

Jeremy J. Heaton

	N/A		$492,367	$984,734

	3/14/2024					$142,857	$285,714			$1,249,999

	3/14/2024							142,857		1,249,999

	3/17/2024(6)					201,845	403,690			1,749,996

Martin T. Felli

	N/A		$337,500	$675,000

	3/14/2024				—	31,428	62,856			$274,995
										$1,349,998
	3/14/2024							31,428		274,995

	3/17/2024(6)					43,252	86,504			374,995

	9/3/2024							34,106		249,997

Gregory R. Goff

	N/A		$512,500	$1,025,000

	3/14/2024				—	131,428	262,856			$1,149,995

	3/14/2024							131,428		1,149,995

	3/17/2024(6)					334,486	668,972			2,899,994

Dinesh V. Tulsiani

	N/A	$—	$337,500	$675,000

	3/17/2024				—	34,602	69,204			$299,999

	3/17/2024							34,602		299,999

	3/17/2024(6)					69,204	138,408			599,999

Stephan D. Scholl

	N/A		$1,012,603	$2,025,206

	3/14/2024				—	417,142	834,284			$3,649,993

	3/14/2024							417,142		3,649,993

	3/17/2024(6)					507,497	1,014,994			4,399,999

Katie J. Rooney

	N/A		$550,000	$1,100,000

Michael J. Rogers

	N/A		$321,618	$643,236

	3/17/2024(6)					86,505	173,010			$749,998
(1)The amounts reported for each named executive officer represent the estimated potential payments levels for Fiscal 2024 performance period under the VCP, further described under “—Compensation
Discussion and Analysis”. The potential payouts were performance-based and, therefore, were completely at risk. The potential threshold, target, and maximum payment amounts assume achievement of 100% and 200%, respectively. For executives eligible to receive a bonus under the VCP, the amount earned is reported in the Summary Compensation Table under the column entitled “Non-Equity
Incentive Plan Compensation.” Ms. Rooney and Mr. Rogers separated from the Company effective July 12, 2024 and July 11, 2024, respectively, and were not eligible for a VCP payout for Fiscal 2024.

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64  2025 PROXY STATEMENT
Mr. Scholl ceased to be an executive officer in August 2024. Pursuant to a transition agreement between the Company, he was eligible for a pro rata bonus based on time of service through August
2024 that is reflected in the target and maximum amounts.
(2)For each executive, the amounts shown in these columns reflect, in shares, the target and maximum amounts for PRSUs subject to a three-year performance period beginning in Fiscal 2024 that is further described under “—Compensation Discussion and Analysis.” The potential awards are performance-based and, therefore, completely at risk.
(3)Reflects time-vested RSUs granted in Fiscal 2024. Please see footnotes in the table entitled “Outstanding Equity Awards at Fiscal 2024 Year-End” for details concerning the vesting schedule for the
RSUs.
(4)The value of an RSU or PRSU award is based on the fair value as of the grant date of such award determined in accordance with FASB ASC 718. Please refer to the notes to our audited consolidated financial statements included in our Annual Report for the relevant assumptions used to determine the valuation of our awards.
(5)Reflects RSU awards to Mr. Guilmette related to his service as a member of the Board of Directors prior to his appointment as CEO.
(6)Reflects retention PRSU awards to Messrs. Heaton, Felli, Goff, Tulsiani, Scholl, and Rogers. Please refer to “Compensation Discussion and Analysis—Overview of 2024 Compensation—Long-Term
Incentive Compensation—2024 Special Long-Term Incentive Awards”.

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65

Outstanding Equity Awards at Fiscal 2024 Year-End
The following table provides information regarding outstanding equity awards made to our NEOs as of December 31, 2024. All unvested awards for Ms. Rooney forfeited and were cancelled on July 12, 2024, her separation date from the Company.

		STOCK AWARDS
NAME	YEAR	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED

David D. Guilmette		(#)(1)		($)(2)	(#)		($)(2)

	2024	450,762	(a)	$3,119,273

	2024				450,762	(3)	$3,119,273

	2024	3,294	(b)	$22,794

	2024	21,156	(c)	$146,400

Jeremy J. Heaton

	2024	78,160	(4)	$540,867

	2024				134,564	(4)	$931,183

	2024	142,857	(d)	$988,570

	2024				142,857	(3)	$988,570

	2023				4,739		$32,794

	2023	18,510	(e)	$128,089

	2023				27,765	(3)	$192,134

	2022	7,501	(f)	$51,907

	2022	23,765	(3)	$164,454

	2020				54,696	(5)	$378,496

Martin T. Felli

	2024	34,106	(g)	$236,014

	2024	16,748	(4)	$115,896

	2024				28,835	(4)	$199,538

	2024	31,428	(d)	$217,482

	2024				31,428	(3)	$217,482

	2023	101,580	(e)	$702,934

	2023				152,370	(3)	$1,054,400

Gregory R. Goff

	2024	111,495	(4)	$771,545

	2024				222,991	(4)	$1,543,098

	2024	131,428	(d)	$909,482

	2024				131,428	(3)	$909,482

	2023	56,546	(e)	$391,298

	2023	112,866	(h)	$781,033
	2022	36,590	(f)	$253,203

	2022	109,769	(3)	$759,601

	2020				60,168	(5)	$416,363

Dinesh V. Tulsiani

	2024	23,068	(4)	$159,631

	2024				46,136	(4)	$319,261

	2024	34,602	(d)	$239,446

	2024				34,602	(3)	$239,446

	2023	38,600	(e)	$267,112

	2023				57,900	(3)	$400,668

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66  2025 PROXY STATEMENT

	2022	34,761	(f)	$240,546

	2022	110,131	(3)	$762,107

	2020				27,348	(5)	$189,248

Stephan D. Scholl

	2024				507,497	(4)	$3,511,879

	2024	417,142	(d)	$2,886,623

	2024				417,142	(3)	$2,886,623

	2023	248,307	(e)	$1,718,284

	2023				372,460	(3)	$2,577,423

	2022	91,475	(f)	$633,007

	2022	274,424	(3)	$1,899,014

	2020				245,022	(5)	$1,695,552

Katie J. Rooney

	2020				114,868	(5)	$794,887

Michael J. Rogers

	2024	33,497	(4)	$231,799

	2024				57,670	(4)	$399,076

	2023	38,600	(e)	$267,112

	2023				57,900	(3)	$400,668

	2022	21,561	(f)	$149,202

	2022	68,310	(3)	$472,705

	2020				43,758	(5)	$302,805
(1)RSUs granted as part of annual equity awards vest ratably over a three-year period. The vesting schedule for unvested outstanding stock awards generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon a Termination or Change in Control.”
(a)2024 grant RSUs awarded to Mr. Guilmette upon becoming the CEO vest 33% on October 1, 2025 and then annually over the remaining two years.
(b)2024 grant RSUs awarded to Mr. Guilmette vest on May 6, 2025.
(c)2024 grant RSUs awarded to Mr. Guilmette vest on July 2, 2025.
(d)2024 grant RSUs vest 33% on each of March 14, 2025, March 14, 2026, and March 14, 2027.
(e)2023 grant RSUs vest 33% on each of March 10, 2024, March 10, 2025, and March 10, 2026.
(f)2022 grant RSUs vest 33% on each of March 10, 2023, March 10, 2024, and March 10, 2025.
(g)2024 one-time RSUs awarded to Mr. Felli vest 33% on each of September 3, 2025, September 3, 2026, and September 3, 2027.
(h)2023 one-time RSUs awarded to Mr. Goff vest on August 10, 2025.
(2)Represents the number of stock awards multiplied by $6.92, the closing stock price as of December 31, 2024.
(3)Represents the target number of shares that may be earned under the PRSU award program (see “Compensation Discussion and Analysis” for more details) that vest at the end of a three-year performance period, subject to certification of performance results in the first quarter following the completed performance period. If maximum performance conditions are achieved over the entire three-year period for the 2024 PRSUs, the maximum number of shares earned would be: Mr. Guilmette, 901,524; Mr. Heaton, 285,714; Mr. Felli, 86,504; Mr. Goff, 262,856; Mr. Tulsiani, 69,204; and Mr.
Scholl, 834,284. If maximum performance conditions are achieved over the entire three-year period for the 2023 PRSUs, the maximum number of shares earned would be: Mr. Heaton, 55,530; Mr.
Felli, 304,740; Mr. Goff, 169,638; Mr. Tulsiani, 115,800; and Mr. Rogers, 115,800. 2024 and 2023 grant performance-based RSUs cliff vest on March 1, 2027 and March 1, 2026, respectively. The 2022
PRSUs subsequently vested on February 28, 2025 at a level of performance resulting in 105.61% of target shares for Messrs. Heaton, Goff, Tulsiani, and Mr. Rogers. With respect to the 2022 PRSUs granted to Mr. Scholl, performance was deemed achieved at 100% of target as approved by the Committee.
(4)Represents the target number of shares that may be earned under the 2024 special PRSUs (see “Compensation Discussion and Analysis” for more details) that vest 33% of the target number of shares annually at the end of three 12-month performance periods, subject to certification of performance results in the first quarter following the completed performance period. If maximum performance conditions are achieved over the entire three-year period for the 2024 PRSUs, the maximum number of shares earned would be: Mr. Heaton,403,690; Mr. Felli, 86,504, Mr. Goff, 668,972; Mr. Tulsiani,
138,408; Mr. Scholl, 1,014,994; and Mr. Rogers, 173,010.  The first 33% of shares subject to the Fiscal 2024 performance period subsequently vested on February 28, 2025 at a level of performance resulting in 116.17% of target shares for Messrs. Heaton, Felli, and Rogers. With respect to the 2024 special PRSUs granted to Messrs. Goff and Tulsiani, performance was deemed achieved at 100%
of target as approved by the Committee in connection with their respective separations from the Company. Mr. Scholl separated from the Company on February 20, 2025 prior to the certification of performance  results on February 28, 2025 resulting in the forfeiture of his 2024 special PRSUs.
(5)Reflects restricted shares of Company Class B-1 and Class B-2 common stock that vest based on achievement of certain transfer, voting, vesting and other restrictions applicable to “Restricted Stock,”
as set forth in the issuer’s Omnibus Incentive Plan. If any unvested shares do not vest on or before July 2, 2028, such shares will be automatically forfeited and canceled for no consideration. As of
December 31, 2024, the vesting conditions had not been achieved.
2024 Option Exercises and Stock Vested
The following table includes certain information with respect to shares acquired on the vesting of stock awards for each of our NEOs during Fiscal 2024. None of our NEOs hold options or similar instruments.

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NAME	# OF SHARES OR UNITS ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)

David D. Guilmette	$—	$—

Jeremy J. Heaton	431,495	$3,569,646

Martin T. Felli	50,790	$462,697

Gregory R. Goff	739,863	$6,146,152

Dinesh V. Tulsiani	532,185	$4,427,455

Stephan D. Scholl	5,015,628	$41,468,371

Katie J. Rooney	1,001,041	$8,294,484

Michael J. Rogers	571,928	$4,689,852
(1)Value realized calculated by multiplying the number of vested RSUs by the closing stock price on the vesting date or the last preceding trading day when the vesting date is a non-trading day
(December 31, 2023).
Non-Qualified Deferred Compensation
The following table sets forth information concerning our Deferred Compensation Plan and the Supplemental Savings Plan for each of our NEOs during Fiscal 2024.

NAME(1)	EXECUTIVE CONTRIBUTIONS IN LAST FY	REGISTRANT CONTRIBUTIONS IN LAST FY	AGGREGATE EARNINGS (LOSSES) IN LAST FY(2)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT LAST FYE(3)

David D. Guilmette	—	—	—	—	—

Jeremy J. Heaton	—	—	—	—	—

Martin T. Felli	—	—	—	—	—

Gregory R. Goff	—	—	—	—	—

Dinesh V. Tulsiani	—	—	—	—	—

Stephan D. Scholl	—	—	—	—	—

Katie J. Rooney	—	—	—	—	—

Supplemental Savings Plan	—	—	$6,703	—	$58,394

Deferred Compensation Plan	—	—	$1,398	—	$24,703

Michael J. Rogers	—	—	—	—	—

(1)None of Messrs. Guilmette, Heaton, Scholl, Felli, Goff, Tulsiani or Rogers participate in the Deferred Compensation Plan or the Supplemental Savings Plans as these plans are legacy nonqualified deferred compensation plans which were open only to participants who participated in similar plans at Aon prior to our separation from Aon and are now frozen.
(2)Amounts reported represent investment earnings (losses) during Fiscal 2024. No portion of any earnings would be considered above-market or preferential and, accordingly, no earnings are reflected under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table above.
(3)No amount reported in the “Aggregate Balance at Last FYE” column was reported as compensation in the Summary Compensation Table in prior years.

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68  2025 PROXY STATEMENT
Pay Ratio Information
For purposes of calculating the CEO pay ratio, the estimated annualized total compensation of Mr. Guilmette for Fiscal 2024 was
$8,238,604. This calculation is based on annualizing his base salary and eligible earnings for the 2024 VCP bonus based on employment commencement date of August 20, 2024. Based on reasonable estimates, the median annual total compensation of all employees of the company and its consolidated subsidiaries, excluding our CEO, was $61,834 for Fiscal 2024. Accordingly, for Fiscal
2024, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees and our consolidated subsidiaries’ other employees was 133 to 1.
We identified our median employee based on all taxable wages earned in Fiscal 2024 by each individual who we employed on
December 31, 2024. We also converted all relevant employee compensation, on a country-by-country basis, to U.S. Dollars based on the applicable year-end exchange rate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the CEO pay ratio disclosed above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.
Pursuant to the SEC’s rules regarding pay ratio disclosure, in the event a company has multiple individuals serving as Chief Executive
Officer during the applicable fiscal year, it is permissible to calculate the CEO pay ratio based on the annualized compensation of the individual serving as the Chief Executive Officer on the median employee identification date (December 31, 2024). As noted above, Mr.
Guilmette was appointed our Chief Executive Officer effective August 20, 2024 and served in such capacity through December 31,
2024, the date on which we identified our median employee for purposes of calculating the CEO pay ratio for 2024. As such, for purposes of the CEO pay ratio calculation, given that Mr. Guilmette did not commence employment until August 20, 2024, we annualized certain elements of his compensation, including base salary and the value of his annual incentive award.
Separation Arrangements
Ms. Rooney and Mr. Rogers separated from the Company on July 12, 2024 and July 11, 2024, respectively. The Compensation
Committee approved the following payments and benefits for Ms. Rooney and Mr. Rogers in connection with their respective separations from the Company. Ms. Rooney and Mr. Rogers are not included in the subsequent Potential Payments Upon a Termination or Change in Control section as their respective separations occurred prior to December 31, 2024.  Subsequently, in April 2025, the
Compensation Committee approved the acceleration of certain outstanding equity awards for Mr. Rogers on April 30, 2025, the last day of his consulting agreement with the Company.

	KATIE J. ROONEY	MICHAEL J. ROGERS

Severance Payments(1)	$1,727,650	$1,549,938

Health Plan Continuation(2)	$20,288	$—

Outplacement Benefits(3)	$50,000	$—

Time-vested RSU Acceleration(4)	$—	$112,326

Performance-vested RSU Acceleration(5)	$—	$504,798

TOTAL	$1,797,938	$2,167,062
(1)Amount reported for Ms. Rooney reflects income continuation of two times the sum of her annual base salary ($550,000) and her average 2022 and 2023 annual cash incentive award ($313,825) for a period of twenty-four months. For Mr. Rogers, the amount reported reflects a lump sum payment that consisted of one times annual base salary, his last bonus payout, the value of allowances and other benefits ($626,639), and the value of the RSU awards ($923,299) that vested over the twelve months prior to his termination date.
(2)Amount reported reflects the cost of providing continued medical, dental and life insurance coverage as enrolled at the time of termination for a period of twelve months assuming 2024 rates.
(3)Amount reported reflects the maximum potential costs of outplacement services assuming 2024 rates.
(4)Amount reported reflects vesting of the outstanding tranche of time-vested RSUs granted on March 10, 2023. For purposes of this disclosure, the value is based on $5.82, the closing stock price as of
April 1, 2025, the date the Compensation Committee approved the acceleration.
(5)Amount reported reflects vesting of the outstanding performance-vested RSUs granted on March 10, 2023 and the second tranche of the March 17, 2024 retention award, both with performance deemed achieved at 100% of target.

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69

Potential Payments Upon a Termination or Change in Control
The following table describes the potential payments and benefits that would have been payable to our NEOs under existing plans and contractual arrangements assuming (1) a termination of employment and/or (2) a “Sale of the Company” (as defined in the amended and restated limited liability company agreement of Alight and referred to herein as a “change in control” or a “CIC”) occurred on
December 31, 2024, the last business day of our last completed fiscal year, accompanied by a termination of employment.
The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs. These include distributions of previously vested plan balances under our 401(k) Plan, the Deferred Compensation Plan, and the Supplemental
Savings Plan. Furthermore, the amounts shown in the table do not include amounts that may have been payable to a named executive officer upon the sale or purchase of his or her vested equity pursuant to the exercise of call rights. As previously disclosed, Ms. Rooney and Mr. Rogers separated from the Company effective July 12, 2024 and July 11, 2024, respectively, and their respective severance arrangements are described above under “Separation Arrangements”. In addition, the amounts shown in the “Termination by the
Company without Cause, or by Executive for Good Reason” table below for Messrs. Goff, Tulsiani, and Scholl represent actual payments and benefits for each in connection with their separation from the Company on January 31, 2025, February 14, 2025, and
February 20, 2025, respectively.

TERMINATION BY THE COMPANY WITHOUT CAUSE, OR BY EXECUTIVE WITH GOOD REASON	DAVID D. GUILMETTE	JEREMY J. HEATON	MARTIN T. FELLI	GREGORY R. GOFF	DINESH V. TULSIANI	STEPHAN D. SCHOLL

Severance Payments(1)	$1,099,338	$525,000	$450,000	$525,000	$450,000	$3,556,800

Health Plan Continuation(2)	$14,605	$18,697	$17,709	$20,288	$20,288	$18,697

Outplacement Benefits(3)	$—	$50,000	$50,000	$50,000	$50,000	$50,000

Time-vested RSU Acceleration	$3,288,467	$—	$—	$432,636	$389,239	$—

Performance-vested RSU Acceleration	$3,119,273	$—	$—	$2,041,574	$582,970	$—

TOTAL	$7,521,684	$593,697	$517,709	$3,069,498	$1,492,497	$3,625,497
(1)Amounts reported reflect a cash severance payment which includes the following:
•Mr. Guilmette—the sum of annual base salary ($870,000) and his actual annual cash incentive award for 2024 ($229,338);
•Messrs. Heaton, Felli, Goff, and Tulsiani —one times annual base salary for each;
•Mr. Scholl - two times the sum of his annual salary ($800,000) and his average 2022 and 2023 annual cash incentive award ($978,400).
(2)Amounts reported reflect the cost of providing the executive officer with continued medical, dental and life insurance coverage as enrolled at the time of his or her termination for a period of twelve months assuming 2024 rates.
(3)Amounts reported reflect the maximum potential costs of outplacement services for each executive assuming 2024 rates.

CIC WITH TERMINATION	DAVID D. GUILMETTE	JEREMY J. HEATON	MARTIN T. FELLI

Severance Payments(1)	$1,099,338	$902,613	$556,623

Health Plan Continuation(2)	$14,605	$18,697	$17,709

Outplacement Benefits(3)	$—	$50,000	$50,000

Time-vested RSU Acceleration(4)	$3,288,467	$1,906,681	$1,272,325

Performance-vested RSU Acceleration(4)	$3,119,273	$2,111,887	$1,471,420

TOTAL	$7,521,684	$4,989,878	$3,368,078
(1)Amounts reported reflect a cash severance payment which includes the following:
•Mr. Guilmette—the sum of his annual base salary ($870,000) and his actual annual cash incentive award for 2024 ($229,338);
•Mr. Heaton—the sum of his annual base salary ($525,000) and his average 2022 and 2023 annual cash incentive award ($377,613); and
•Mr. Felli—the sum of his annual base salary ($450,000) and his annual cash incentive award ($106,623).
(2)Amounts reported reflect the cost of providing the executive officer with continued medical, dental and life insurance coverage as enrolled at the time of his or her termination for a period of twelve months assuming 2024 rates.
(3)Amounts reported reflect the maximum potential costs of outplacement services for each executive assuming 2024 rates.
(4)Amounts reported reflect accelerated vesting of all outstanding time-vested RSUs and performance-vested RSUs, with the performance-vested RSUs deemed achieved at 100% of target in the event the named executive officer experiences a termination of employment by the Company or any subsidiary without cause or by the named executive officer for good reason on or within the six months prior to, or within the 18 months following, a change in control.

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70  2025 PROXY STATEMENT

DEATH	DAVID D. GUILMETTE	JEREMY J. HEATON	MARTIN T. FELLI

Severance Payments(1)	$639,318	$525,000	$337,500

Health Plan Continuation	$—	$—	$—

Outplacement Benefits	$—	$—	$—

Time-vested RSU Acceleration(2)	$431,033	$358,477	$369,777

Performance-vested RSU Acceleration(3)	$3,119,273	$2,111,887	$1,471,420

TOTAL	$4,189,624	$2,995,364	$2,178,697
(1)Amounts reported for each named executive officer reflect a full year VCP bonus at target performance in the event of death of the named executive officer. In addition to amounts reported in the table above in the event of death of a named executive officer, each named executive officer will receive benefits from third-party payors under our employer-paid premium life insurance plans. All of our executives are eligible for two times annual base salary at death (up to $5,000,000). Therefore, if such benefits were triggered for the named executive officers on December 31, 2024 under our life insurance plans, the legally designated beneficiary(ies) of each named executive officer would have received the following amounts: Mr. Guilmette, $1,740,000; Mr. Heaton, $1,100,000; and Mr. Felli,
$900,000.
(2)Amounts reported reflect accelerated vesting of one-third of the outstanding time-vested RSUs, pro-rated for the number of days of active service between the last vesting date and the next vesting date, in the event of death of the named executive officer. For Mr. Guilmette, it also includes the accelerated vesting of 24,450 outstanding time-vested RSUs related to service as a member of the
Board of Directors prior to his appointment as CEO.
(3)Amounts reported reflect accelerated vesting of all outstanding performance-vested RSUs with performance deemed achieved at 100% of target in the event of death of the named executive officer.

DISABILITY	DAVID D. GUILMETTE	JEREMY J. HEATON	MARTIN T. FELLI

Severance Payments(1)	$639,318	$525,000	$337,500

Health Plan Continuation	$—	$—	$—

Outplacement Benefits	$—	$—	$—

Time-vested RSU Acceleration(2)	$431,033	$358,477	$369,777

Performance-vested RSU Acceleration(3)	$387,741	$1,093,741	$878,722

TOTAL	$1,458,092	$1,977,217	$1,585,999
(1)Amounts reported for each named executive officer reflect a full year VCP bonus at target performance in the event of the disability of the named executive officer.
(2)Amounts reported reflect accelerated vesting of one-third of the outstanding time-vested RSUs, pro-rated for the number of days of active service between the last vesting date and the next vesting date, in the event of disability of the named executive officer. For Mr. Guilmette, it also includes the accelerated vesting of 24,450 outstanding time-vested RSUs related to service as a member of the
Board of Directors prior to his appointment as CEO.
(3)Upon the named executive officer’s termination due to disability, a portion of the named executive officer’s performance-vested RSUs will remain outstanding and eligible to vest on the certification date following the end of the applicable performance period, subject to the achievement of the applicable performance metrics. The portion of the performance-vested RSUs that become vested and earned will be pro-rated for the number of days during the applicable performance period in which that the named executive officer was in active service. For purposes of valuing the portion of the named executive officer’s performance-vested RSUs that will remain outstanding and eligible to vest upon a termination due to disability on December 31, 2024, we have assumed the performance metrics being achieved at 100% of target performance at the end of the performance period. This assumption, however, should not be interpreted as our expectation of future performance.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

71

Pay Versus Performance
The following table sets forth information concerning: (1) the compensation of our current and former Chief Executive Officers
(Mr. Guilmette and Mr. Scholl) and the average compensation for our other Named Executive Officers, both as reported in the Summary
Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2021, 2022, 2023, and 2024 and (2) and our cumulative total stockholder return
(“TSR”), the cumulative TSR of our comparator group (“Comparator Group TSR”), Net Income and Adjusted EBITDA over such years in accordance with SEC rules performance for each such fiscal year:

							Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for Mr. Guilmette ($)	Summary Compensation Table Total for Mr. Scholl ($)	Compensation Actually Paid to Mr. Guilmette ($)(1)	Compensation Actually Paid to Mr. Scholl ($)(1)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(2)	Average Compensation Actually Paid to Non-CEO NEOs ($)(1)(2)	Total Stockholder Return ($)	Russell 2000 Total Stockholder Return ($)(3)	Net Income (millions)	Adjusted EBITDA (millions)(4)
2024	$7,342,304	$12,875,343	$7,076,705	$5,786,860	$3,751,118	$2,549,857	$77.02	$102.97	$(159)	$556

2023		$7,953,337		$9,817,506	$4,754,799	$4,614,405	$94.46	$92.32	$(362)	$739

2022		$7,265,024		$18,156,044	$2,769,614	$3,353,463	$92.58	$78.95	$(72)	$659

2021		$55,485,844		$47,919,509	$13,995,216	$6,505,670	$119.71	$99.23	$(73)	$621
(1)The following individuals are our other named executive officers for each fiscal year:

Year	Current CEO	Former CEO	Non-CEO NEOs
2024	David D. Guilmette	Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Martin T. Felli, Dinesh V. Tulsiani, Jeremy J. Heaton, Michael J. Rogers

2023		Stephan D. Scholl	Katie J. Rooney, Gregory A. George, Martin T. Felli, Gregory R. Goff, Cesar Jelvez

2022		Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Cesar Jelvez, Dinesh V. Tulsiani

2021		Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Cesar Jelvez, Cathinka E. Wahlstrom, Colin F. Brennan
(2)Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2024
Adjustments	Mr. Guilmette	Mr. Scholl	Average non-CEO NEOs

Subtract: Reported value under the “Stock Awards” columns in the Summary Compensation Table for applicable FY	$(6,673,339)	$(11,699,984)	$(2,095,826)

Add: Fair value of unvested awards granted during applicable FY end	$6,407,740	$9,292,986	$1,674,126

Add: Fair value of awards granted during applicable FY that vested during applicable FY, determined as of Vesting Date	$—	$61,513	$13,828

Add/Subtract: Change in fair value of outstanding and unvested awards	$—	$(2,944,323)	$(692,722)

Add/Subtract: Change in fair value of awards granted during prior FY that vested during applicable FY	$—	$(1,798,675)	$667,812

Subtract: Fair value of awards that failed to meet vesting conditions during applicable FY, determined as of end of prior FY	$—	$0	$(768,479)

TOTAL ADJUSTMENTS	$(265,599)	$(7,088,483)	$(1,201,261)
(3)TSR in fiscal year 2021 is cumulative for the measurement period beginning on July 6, 2021, our first day of trading following the Business Combination, and ending on December 31, 2021. TSR in fiscal years 2022, 2023 and 2024 covers the period beginning January 1 and ending December 31 of each year. TSR values are calculated in accordance with Item 201(e) of Regulation S-K, assuming an initial investment of $100. The Russell 2000 Index is the index we use in our Annual Report pursuant to Item 201(e) of Regulation S-K, reflecting our belief that we cannot reasonably identify an industry index or specific peer group that would offer a meaningful comparison.
(4)“Adjusted EBITDA” is defined as earnings before interest, taxes, depreciation, and intangible amortization adjusted for the impact of certain non-cash and other items that we do not consider in the evaluation of ongoing operational performance. Appendix B to this Proxy Statement includes a reconciliation of such non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The Company selected Adjusted EBITDA as the most important financial measure it used to link Company performance to CAP to our PEO and Non-PEO NEOs in
2024. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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72  2025 PROXY STATEMENT
Description of the Relationship Between Pay and Performance
Relationship between Financial Performance Measures
The line graphs below compare (i) the compensation actually paid to our current and former Chief Executive Officers
(Mr. Guilmette and Mr. Scholl) and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR,
(iii) the Comparator Group TSR, (iv) our Net Income, and (v) our Adjusted EBITDA, in each case, for the fiscal years ended
December 31, 2021, 2022, 2023 and 2024.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

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73

Pay Versus Performance Tabular List
The following performance measures represent the most important performance measures used by us to link compensation actually paid to our NEOs to performance for Fiscal 2024:
•Adjusted EBITDA;
•Revenue; and,
•BPaaS Revenue.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
74  2025 PROXY STATEMENT
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

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75

Equity Compensation Plan Information
The following table sets forth information about our existing equity compensation plans (including individual compensation arrangements) as of December 31, 2024.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(3)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 1)(4)

Equity Compensation plans approved by security holders(1)	17,779,966	—	95,756,076

Equity compensation plans not approved by security holders	—	—	—

Total	17,779,966	—	95,756,076
(1)Includes our 2021 Plan and 2022 Employee Stock Purchase Plan (“2021 ESPP”).
(2)Amounts reported include the number of shares to be issued pursuant to 7,340,206 outstanding time-vested RSUs and 10,439,760 outstanding performance-vested RSUs that were granted under the
2021 Plan, assuming achievement of the performance levels for purposes of the performance-vested RSUs at target performance. The number of shares, if any, to be issued pursuant to the outstanding performance-vested RSUs will be determined upon the actual achievement of the predetermined performance goals related to our performance over the three-year performance period.
(3)The outstanding time-vested and performance-vested RSUs do not have exercise prices.
(4)Calculated based on the number of shares authorized and available for issuance under the 2021 Plan, less (a) shares issued in connection with the settlement of vested RSUs and (b) shares expected to be issued in the future upon the vesting and settlement of outstanding RSUs. The 2021 Plan provides for an authorized share pool of 92,267,687 shares of Company Class A common stock that may be issued pursuant to awards granted thereunder, and the 2021 ESPP provides for an authorized share pool of 13,461,281 shares of Company Class A common stock that may be issued pursuant to rights granted under the 2021 ESPP. The 95,756,076 figure in the table reflects the potential number of aggregate shares remaining as of December 31, 2024 which could be issued pursuant to future awards under the 2021 Plan of (in an amount equal to 83,607,718 shares remaining) and pursuant to future issuances under the 2021 ESPP (in an amount equal to 12,148,358 shares remaining). As of December 31, 2024, there were no shares subject to purchase pursuant to outstanding rights under the 2021 ESPP. Note that the following shares may return to the 2021 Plan and be available for issuance in connection with a future award: (i) shares covered by an award that expires or otherwise terminates without having been exercised in full; (ii) shares that are forfeited or awards which are canceled and regranted in accordance with the terms of the 2021 Plan; (iii) shares covered by an award that may only be settled in cash per the terms of the award which do not count against the 2021
Plan’s award pool; (iv) shares withheld to cover payment of an exercise price or cover applicable tax withholding obligations; and (v) shares tendered to cover payment of an exercise price. Pursuant to the terms of the 2021 Plan, the number of shares available for issuance pursuant to awards granted thereunder will be automatically increased on the first day of each fiscal year following 2023 in an amount equal to the lesser of (x) 26,922,562 shares of Company Class A common stock, (y) 5% of the total number of shares of Company Class A common stock and shares of Company Class V common stock outstanding on the last day of the immediately preceding fiscal year, and (z) a lower number of shares of Company Class A common stock as determined by the Board. Additionally, pursuant to the terms of the ESPP, the number of shares available for issuance pursuant to rights granted thereunder will be automatically increased on the first day of each fiscal year following 2022 in an amount equal to the lesser of (x) 1% of the total number of shares of Company Class A common stock and Company Class V common stock outstanding on the last day of the immediately preceding fiscal year and (y) a lower number of shares of Company Class A common stock as determined by the Board.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
76  2025 PROXY STATEMENT
Proposal
Ratification of
Appointment of
Independent Registered
Public Accounting Firm
PROPOSAL No. 2
We are asking our stockholders to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
The affirmative vote of the holders of a majority of the votes cast either virtually during the annual meeting or represented by proxy at the annual meeting will be required to ratify the selection by our Audit Committee of EY for our fiscal year ending December 31, 2025.
Abstentions will not be counted as votes cast on this proposal.
Board Recommendation
The Board unanimously recommends that you vote “FOR” the ratification of the selection by our Audit Committee of EY as the
Company’s independent registered public accounting firm.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of
EY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the
Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit
Committee determines that such a change would be in the best interests of the Company and our stockholders.
We expect that a representative of EY will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

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77

Audit, Audit-Related, Tax and All Other Fees
The following table presents fees billed for professional audit services and other services rendered to Alight, Inc. by EY for the fiscal years ended December 31, 2024 and 2023 (in thousands):

	2024	2023

Audit Fees(1)	$3,912,000	$5,476,503

Audit-Related Fees(2)	$62,000	$59,000

Tax Fees(3)	$—	$48,000

All Other Fees(4)	$4,000	$3,938

Total	$3,978,000	$5,587,441
(1)Includes fees for audits of Alight’s annual financial statements, reviews of interim financial statements included in the quarterly reports, audits relating to carve-out financial statements, comfort letters, consents and services that are normally provided in connection with statutory and regulatory filings, including review of documents filed with the SEC.
(2)Includes fees billed for professional services rendered related to certain benefit plans.
(3)Includes fees for tax compliance and tax consultations.
(4)Other Fees consist of an annual license fee for accounting research software.
All audit-related services, tax services, and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee charter provides for pre-approval of audit, audit-related, and tax services specifically described by the
Audit Committee on an annual basis, except for the non-audit services specifically excepted from pre-approval in the Audit Committee charter. The Audit Committee has established procedures in place for pre-approval, including the delegation of pre-approval to individual members of the Audit Committee, provided that any such pre-approvals are presented to the full Committee at its next scheduled meeting.
Audit Committee Report *
The Audit Committee operates under a written charter, a copy of which is available on our investor website at investor.alight.com under the heading “Governance – Governance documents.” This report reviews the actions taken by the Audit Committee in accordance with its charter and in connection with the Company’s consolidated financial statements for the year ended December 31, 2024.
In fulfilling its responsibilities, the Audit Committee has:
•reviewed and discussed the audited financial statements with management. These discussions included a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;
•discussed with the Company’s independent registered public accounting firm, EY, the matters required to be discussed by Public
Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; and
•received the written disclosures and the letter from EY as required by PCAOB Ethics and Independence Rule 3526,
Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with EY that firm’s independence.
Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual
Report for filing with the SEC.
Members of the Audit Committee:
Siobhan Nolan Mangini, Chair
*This Audit Committee Report is signed by the sole remaining member of the Audit Committee who reviewed and discussed the Company’s audited financial statements for the year ended December 31,
2024 with management and the Company’s independent registered public accounting firm and, based on that review and discussion, recommended to the Board that the audited financial statement be included in the Company’s 2024 Form 10-K. Regina M. Paolillo and Erika Meinhardt, who also served on the Audit Committee at the time of the preparation of the Company’s audited financial statements for the year ended December 31, 2024, have since resigned from the Board.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
78  2025 PROXY STATEMENT
Background
To Approve, on an Advisory (Non-
Binding) Basis, the 2024
Compensation Paid to Our Named
Executive Officers
PROPOSAL No. 3
Pursuant to Section 14A of the Exchange Act, we are requesting that stockholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay
Vote,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The Say-on-Pay
Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.
We encourage our stockholders to review the “Executive Compensation” section of this Proxy Statement for more information.
As an advisory approval, this proposal is not binding upon us or our Board. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board and Compensation Committee will carefully consider the outcome of this vote in making future compensation decisions for our named executive officers.
At the Company’s 2022 annual meeting of stockholders, our stockholders indicated their preference to hold the non-binding stockholder vote to approve the compensation of our named executive officers each year. Accordingly, the Company currently intends to hold such votes annually, with the next advisory approval of named executive officer compensation occurring at our 2025 annual meeting of stockholders. The next vote to approve the frequency of advisory votes to approve compensation of our named executive officers is expected to be held at the Company’s 2028 annual meeting of stockholders.
Stockholders are asked to vote on the following resolution:
“RESOLVED, that the stockholders of Alight, Inc. approve, on an advisory (non-binding) basis, the 2024 compensation of Alight, Inc.’s named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Alight, Inc.’s Proxy Statement for the Annual Meeting of Stockholders.”
Board Recommendation
Our Board unanimously recommends a vote “FOR” the resolution to approve, on an advisory (non-binding) basis, the 2024 compensation of our named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this Proxy Statement.

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79

Other Business
Additional Information
Regarding Our Annual
Meeting
The Company knows of no other business to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
Costs of the Solicitation
We will bear the expense of calling and holding the Annual Meeting and soliciting the proxies on behalf of our Board with respect to the
Annual Meeting. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.
In addition, we have retained MacKenzie, a proxy solicitation firm, to assist us in the solicitation of proxies. Under the agreement with
MacKenzie, MacKenzie will receive an estimated fee of $15,000 for its services, plus the reimbursement of reasonable expenses. We have also agreed to indemnify MacKenzie against certain liabilities relating to, or arising out of, its retention. MacKenzie will solicit proxies by mail, telephone, facsimile, and email. We will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice.
Your cooperation in promptly voting by proxy will help to avoid additional expense.
Householding of Annual Meeting Materials
Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank, or other nominee, who share an address with another holder of our Common Stock may be sent one Notice of Internet Availability (or a single set of proxy materials, if you requested a printed copy), unless such holders have provided contrary instructions. This practice is intended to (i) lower the carbon footprint associated with our corporate activities and (ii) reduce our printing and postage costs.
However, any such street-name stockholder residing at the same address may request to receive a separate Notice of Internet
Availability or, if applicable, a separate set of proxy materials by contacting their broker, bank, or other nominee, or by sending a written request to: Alight, Inc., 320 South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606, Attn.: Corporate Secretary or by
contacting our Corporate Secretary by email at Corporate.Secretary@alight.com. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information
80  2025 PROXY STATEMENT
Stockholder Proposals and Nominations for the 2026 Annual Meeting
Rule 14a-8 Stockholder Proposal
Under SEC rules, if you want us to include a proposal in our proxy statement for the 2026 Annual Meeting, you must submit it in writing to our Corporate Secretary in writing at Alight, Inc., 320 South Canal Street, 50th Floor, Suite 5000, Chicago, Illinois 60606, Attn.:
Corporate Secretary, by December 23, 2025. However, if we hold the 2026 Annual Meeting more than 30 days before or after the anniversary of the 2025 Annual Meeting date, then a proposal must be received a reasonable time before the Company begins to print and send its proxy materials for the 2026 Annual Meeting. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Non-Rule 14a-8 Stockholder Proposals or Nominations
Under our By-laws, a stockholder wishing to bring director nominations or other business before an annual meeting is required to provide advance written notice to the Corporate Secretary regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the By-laws. To be timely, a stockholder who intends to present nominations or a proposal at the 2026 Annual Meeting, other than pursuant to Rule 14a-8, must provide the information set forth in the By-laws no earlier than
February 4, 2026 and no later than March 6, 2026. However, if we hold the 2026 Annual Meeting more than 30 days before, or more than 70 days after, the anniversary of the 2025 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2026 Annual Meeting date, and not later than the close of business on the later of the 90th day prior to the 2026 Annual
Meeting date or the 10th day after public announcement of the 2026 Annual Meeting date. The notice must contain the information required by, and otherwise comply with, our By-laws, and should be addressed to: Alight, Inc., 320 South Canal Street, 50th Floor, Suite
5000, Chicago, Illinois 60606, Attn.: Corporate Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Universal Proxy Rules
In addition to satisfying the foregoing requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by
Rule 14a-19 under the Exchange Act no later than April 6, 2026. If the 2026 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026
Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2026 Annual Meeting.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

81

Incorporation by Reference
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange
Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC.
Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of
the Exchange Act. These forward-looking statements may include, but are not limited to, statements that relate to expectations regarding future financial performance and business strategies or expectations for our business. Forward-looking statements can often be identified by the use of words such as “anticipate,” “appear,” “approximate,” “believe,” “continue,” “could,” “estimate,” “expect,”
“foresee,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” or similar expressions or the negative thereof. These forward-looking statements are based on information available as of the date of this report and the
Company’s management’s current expectations, forecasts, and assumptions, and involve a number of judgments, known and unknown risks and uncertainties and other factors, many of which are outside the control of the Company and its directors, officers, and affiliates.
Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date.
The Company does not undertake any obligation to update, add or otherwise correct any forward-looking statements contained herein to reflect events or circumstances after the date they were made, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise, except as may be required by law. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Factors that could affect future results, include, but are not limited to, those discussed under “Risk Factors”
in Part I, Item 1A of the Company’s Annual Report as such factors may be updated from time to time in Alight’s filings with the SEC, which are, or will be, accessible on the SEC’s website at www.sec.gov. This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.
Website and Social Media Disclosure
We use our website (www.alight.com) and our corporate Facebook (http://www.facebook.com/AlightGlobal), Instagram
(@alight_solutions), LinkedIn (www.linkedin.com/company/alightsolutions), X (@alightsolutions), and YouTube (www.youtube.com/c/
AlightSolutions) accounts as channels of distribution of Company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings, and public conference calls and webcasts. The contents of our website and social media channels are not, however, a part of this Proxy
Statement.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ALIT2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72695-290093 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALIGHT, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

	For	Withhold
1. To elect four Class I director nominees to our Board of Directors.		
1a. David D. Guilmette	☐	☐
1b. Michael E. Hayes	☐	☐
1c. Kausik Rajgopal	☐	☐
1d. Robert A. Schriesheim	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date